     As filed with the Securities and Exchange Commission on March 9, 2007

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                  FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES

                  Investment Company Act file number 811-3023

                                  FORUM FUNDS
                              Two Portland Square
                             Portland, Maine 04101
                                 207-879-1900

           Simon D. Collier, President & Principal Executive Officer
                              Two Portland Square
                             Portland, Maine 04101
                                 207-553-7110

                  Date of fiscal year end: December 31, 2006

         Date of reporting period: January 1, 2006 - December 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

                                    [GRAPHIC]




                                                                 Adams Harkness
                                                          Small Cap Growth Fund

                                                                  Annual Report
                                                              December 31, 2006

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
2006 SHAREHOLDER LETTER
DECEMBER 31, 2006
--------------------------------------------------------------------------------


Dear Shareholder:

2006 proved to be a frustrating year for the investment strategy we use in the Adams Harkness Small Cap Growth Fund (the "Fund") as evidenced by the Fund's performance of 2.74% versus its benchmark performance, the Russell 2000(R) Growth Index (the "Index") which returned 13.35%.* While the year started off very strongly, the second half of the year was consumed with concerns over a possible recession as the Federal Reserve (the "Fed") continued to raise interest rates. As we entered the summer, signs of an economic slowdown began to appear, as the housing market and auto markets both slowed substantially. While this to some extent was to be expected, given the long series of interest rate increases by the Fed, when it actually occurred investors grew concerned about the length and breadth of the slowdown and its impact on smaller companies, particularly smaller growth companies. As we moved through the summer, we noticed an interesting dichotomy in what the managements of the smaller companies we talked with were saying and what many investors were expecting. The majority of companies with which we had dialogues told us that the tone of their business continued to be quite strong and they had not seen a slowdown. Indeed, most smaller companies that we track met or exceeded earnings expectations in the second quarter of 2006, which were reported in July, and had reasonably strong outlooks for the remainder of the year. However, despite reasonably good comments from corporate management, investor sentiment on smaller growth companies became particularly bearish as we moved through the summer. In the month of May, the Index declined 7.04%, which was one of the more significant one month declines we remember, and then again in July the Index declined 5.19%. While the small cap market rebounded strongly through the rest of the year, the rebound did not follow the traditional pattern usually seen after the Fed stops raising interest rates. Indeed, the more cyclical sectors, such as materials and telecom, surged in the last few months of the year.

The Fund was hurt by its underweight in financials in the second half of the year. The majority of financial institutions in the Index are traditional banks and savings and loans with broad exposure to the yield curve and to the housing market. Both the macro environment (an inverted yield curve and a declining housing market) and the micro environment (a slowdown in the rate of corporate earnings growth combined with high price/earnings multiples relative to historical levels) led us to underweight this group, and to focus on those financial companies whose future is more tied to financial assets as opposed to real estate assets. The most puzzling event to us was how poorly higher growth companies performed after the Fed went on "hold" with regard to raising interest rates in September. According to Prudential Securities, the companies with the highest growth rates in the Russell 2000 Growth Index -- those with over 20% earnings growth -- only appreciated 5.5% in stock value in the quarter. Given the securities market correction seen in the summer, we would have anticipated a stronger showing for these high growth companies in the latter part of the year, and indeed, we had used the correction as an opportunity to increase the growth rate of the portfolio's holdings. While it would have been gratifying to see immediate results from this change, we believe very strongly that our strategy positions the Fund well for the longer term.

As previously mentioned, we used the market correction last summer, as is our discipline, to upgrade the perceived quality of the portfolio. By that we mean we initiated or added to positions in the highest earnings growth companies we knew, at prices that we believed would prove to be inexpensive relative to their rate of earnings growth. Thus, we increased the growth rate of earnings of the companies in the Fund's portfolio

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
2006 SHAREHOLDER LETTER
DECEMBER 31, 2006
--------------------------------------------------------------------------------

without significantly increasing the price/earnings multiple. Although we did not significantly shift sector weights, we did add higher growth names, such as DealerTrack Holdings, Inc., Omniture, Inc., Optium Corp., New River Pharmaceuticals, Inc. and Zoll Corp., and eliminated some of the slower growth names, such as Healthcare Services, Inc., Cott Corp., Performance Food Group, Inc., and VCA Antech, Inc.

While our view is a minority view, we believe that 2007 could be another year of small cap outperformance, driven by relative valuations, stronger earnings growth and a more benign macro environment. Small cap cycles tend to be fairly long -- according to Lehman Brothers, we have seen five cycles of small cap outperformance since 1926; two have lasted five years, one eight years, one ten years, and the current one is entering its eighth year. While this cycle is similar to the others in terms of length, it is startlingly underwhelming in terms of both nominal and relative returns. The cycle that produced the lowest relative returns was the cycle from 1964 through 1968, during which small cap stocks returned 216% in nominal returns and 154% relative returns; relative to the S&P 500(R). Through the end of 2006, the current cycle has only provided 107% nominal returns and 76% relative returns. We attribute this paucity of returns more to the fact that the higher growth small cap stocks have not participated strongly in this cycle, which is what we believe provides the higher returns.

As we look out to 2007, we believe this year could mark the beginning of a return to growth investing in all market cap sectors, which would include small cap growth stocks. While it is rare that macro events and micro events coincide to produce unique investing opportunities, we believe we could be on the verge of such an inflection point in the small cap growth sector as we look out to 2007. While the economic landscape will fluctuate, we presently see several macro factors potentially combining that could be positive for small growth stocks. For one, the economy appears to be slowing; for another, the Fed appears to be holding interest rates steady for the moment. In the three prior instances in which the Fed has stopped raising interest rates and the economy has slowed but not stopped growing, returns for the Index over the subsequent year have been quite good, according to work done by Prudential Securities. More importantly, the sectors that have done well typically are the higher growth companies -- health care and technology historically do better than financials and real estate investment trusts (REITs). Lastly, the consensus on Wall Street seems to be that a slowing economy will slow the rate of corporate earnings growth in the S&P 500 over the next four quarters, which we believe will make smaller growth companies a more attractive relative investment. As to the "micro", in our conversations with smaller growth companies, many continue to be quite positive on their prospects. That is partly because some of the issues -- mainly Sarbanes-Oxley expenses and stock option expenses -- will not weigh as heavily on their earnings growth in 2007 as they have the past two years. But we also believe it reflects the fact that the economic backdrop for smaller companies is quite good -- this may be similar to the "goldilocks" economy of the early 1990's, when economic growth was decent but not too robust, inflation was kept in check and the Fed did not have to take aggressive measures either way.

The outperformance of small cap value stocks over small cap growth stocks for the sixth time in seven years has pushed several of the valuation metrics for growth versus value near historical lows. If one believes in reversion to the mean, there is a very strong argument to be made that small cap growth stocks will outperform their value counterparts during the next small cap cycle.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
2006 SHAREHOLDER LETTER
DECEMBER 31, 2006
--------------------------------------------------------------------------------


AH Lisanti Capital Growth LLC, the adviser to the Fund, has just marked its three year anniversary in December of 2006. During that time, the firm has experienced strong growth in assets and as a result we have expanded our analytical staff, with the recent addition of one research associate and one senior analyst. We believe that the addition of two more research analysts has the potential to be of benefit to the Fund.

We thank you for your interest in the Fund; please be assured that we are working diligently to identify those companies that have greatest potential to benefit the Fund.

Best wishes for a happy, healthy and prosperous 2007.

Regards,

/s/ mary lisanti

Mary Lisanti, CFA
Portfolio Manager
AH Lisanti Capital Growth, LLC

*FUND PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE
OF FUTURE RESULTS. FOR ADDITIONAL PERFORMANCE INFORMATION AND RELATED
DISCLOSURE PLEASE REFER TO THE PERFORMANCE CHART AND ANALYSIS SECTION ON PAGE 4.

THE FUND INVESTS IN SMALLER COMPANIES WHICH GENERALLY CARRY GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS NARROWER MARKETS, LIMITED FINANCIAL RESOURCES, AND LESS LIQUID STOCK. VALUE STOCKS EMPHASIZE COMPANIES WHOSE GROWTH OPPORTUNITIES ARE GENERALLY REGARDED AS SUB PAR BY THE MARKET. VALUE STOCK COMPANIES OFTEN PAY REGULAR DIVIDEND INCOME TO SHAREHOLDERS AND SELL AT RELATIVELY LOW PRICES IN RELATION TO THEIR EARNINGS OR BOOK VALUE. GROWTH STOCKS EMPHASIZE COMPANIES THAT ARE BELIEVED TO OFFER ABOVE-AVERAGE PROSPECTS FOR CAPITAL GROWTH DUE TO THEIR STRONG EARNINGS AND REVENUE POTENTIAL. GROWTH STOCKS TEND TO OFFER RELATIVELY LOW DIVIDEND YIELDS. PRICE TO EARNINGS RATIO IS THE VALUE OF A COMPANY'S STOCK PRICE RELATIVE TO COMPANY EARNINGS. ESTIMATED EARNINGS GROWTH IS THE YEAR OVER YEAR GROWTH IN EARNINGS PER SHARE.

THE SARBANES-OXLEY ACT OF 2002 IS A UNITED STATES FEDERAL LAW PASSED IN RESPONSE TO A NUMBER OF MAJOR CORPORATE AND ACCOUNTING SCANDALS, WHICH SCANDALS RESULTED IN A DECLINE OF PUBLIC TRUST IN ACCOUNTING AND REPORTING PRACTICES. NAMED AFTER SPONSORS SENATOR PAUL SARBANES (D-MD.) AND REPRESENTATIVE MICHAEL
G. OXLEY (R-OH.), THE LEGISLATION IS WIDE RANGING AND ESTABLISHES NEW OR ENHANCED STANDARDS FOR ALL U.S. PUBLIC COMPANY BOARDS, MANAGEMENT, AND PUBLIC ACCOUNTING FIRMS.

The views in this report were those of the Fund manager as of December 31, 2006 and may not reflect her views on the date this report is first published or anytime thereafter. These views are intended to assist shareholders in understanding their investments in the Fund and do not constitute investment advice.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
PERFORMANCE CHART AND ANALYSIS
DECEMBER 31, 2006
--------------------------------------------------------------------------------

The following chart reflects the change in value of a hypothetical $10,000 investment in the Adams Harkness Small Cap Growth Fund since inception, including reinvested dividends and distributions. The result is compared with a broad-based securities market index. The Russell 2000 Growth Index, the Fund's primary performance benchmark, measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. For the period reported, some of the Fund's fees were waived or expenses reimbursed otherwise; total return would have been lower. One cannot invest directly in an index. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. SHARES REDEEMED OR EXCHANGED WITHIN 30 DAYS OF PURCHASE WILL BE CHARGED A 1% REDEMPTION FEE. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL (800) 441-7031 OR VISIT THE FUND'S WEBSITE AT WWW.AHLISANTI.COM.

                                                               SINCE
                                                             INCEPTION
          AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/06 1 YEAR   2/27/04
          ------------------------------------------ ------- ---------
             Adams Harkness Small Cap Growth Fund      2.74%   8.14%
             Russell 2000 Growth Index                13.35%   9.19%

          INVESTMENT VALUE ON 12/31/06
          ----------------------------
             Adams Harkness Small Cap Growth Fund    $12,493
             Russell 2000 Growth Index               $12,841

                                    [CHART]

                       Adams Harkness
                    Small Cap Growth Fund     Russell 2000 Growth Index
                    ---------------------     -------------------------
   2/27/2004              $10,000                   $10,000
   3/31/2004                9,910                    10,047
   4/30/2004                9,470                     9,542
   5/31/2004                9,580                     9,732
   6/30/2004                9,840                    10,056
   7/31/2004                8,920                     9,153
   8/31/2004                8,580                     8,956
   9/30/2004                9,450                     9,452
  10/31/2004                9,650                     9,681
  11/30/2004               10,380                    10,500
  12/31/2004               10,650                    10,877
   1/31/2005               10,310                    10,387
   2/28/2005               10,500                    10,530
   3/31/2005               10,130                    10,135
   4/30/2005                9,430                     9,490
   5/31/2005               10,110                    10,159
   6/30/2005               10,590                    10,487
   7/31/2005               11,400                    11,220
   8/31/2005               11,510                    11,062
   9/30/2005               11,870                    11,150
  10/31/2005               11,250                    10,738
  11/30/2005               12,130                    11,346
  12/31/2005               12,160                    11,329
   1/31/2006               13,595                    12,421
   2/28/2006               13,696                    12,355
   3/31/2006               14,121                    12,956
   4/30/2006               13,999                    12,918
   5/31/2006               12,817                    12,009
   6/30/2006               12,645                    12,016
   7/31/2006               11,745                    11,392
   8/31/2006               11,846                    11,726
   9/30/2006               11,705                    11,805
  10/31/2006               12,412                    12,570
  11/30/2006               12,706                    12,871
  12/31/2006               12,493                    12,841

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006
--------------------------------------------------------------------------------

              SHARES         SECURITY DESCRIPTION          VALUE
            ---------- -------------------------------- -----------
            COMMON STOCK - 99.9%
            BUSINESS SERVICES - 22.8%
                 8,960 aQuantive, Inc.(a)               $   220,954
                 7,255 Bankrate, Inc(a)                     275,327
                10,655 Blackbaud, Inc.                      277,030
                 3,940 Commvault Systems, Inc.(a)            78,839
                14,905 DealerTrack Holdings, Inc.(a)        438,505
                 9,300 Digital River, Inc.(a)               518,847
                15,050 DIVX, INC.(a)                        347,204
                13,945 Double-Take Software, Inc.(a)        179,612
                 7,710 Eclipsys Corp.(a)                    158,518
                 9,370 Equinix, Inc.(a)                     708,559
                 5,050 Huron Consulting Group, Inc.(a)      228,967
                 7,915 Innerworkings, Inc.(a)               126,323
                 9,065 Internap Network Services
                       Corp.(a)                             180,122
                15,075 Omnicell, Inc.(a)                    280,847
                40,435 Omniture, Inc.(a)                    569,325
                14,595 PeopleSupport, Inc.(a)               307,225
                 8,280 Perficient, Inc.(a)                  135,875
                18,315 Phase Forward, Inc.(a)               274,359
                 5,720 Priceline.com, Inc.(a)               249,449
                17,315 Taleo Corp., Class A(a)              236,696
                17,310 Valueclick, Inc.(a)                  409,035
                                                        -----------
                                                          6,201,618
                                                        -----------
            CONSUMER OTHER - 12.8%
                 7,720 Buffalo Wild Wings, Inc.(a)          410,704
                 3,640 Chipotle Mexican Grill, Inc.,
                       Class A(a)                           207,480
                12,040 CROCS, Inc.(a)                       520,128
                 5,695 Deckers Outdoor Corp.(a)             341,415
                 3,305 Nutri/System, Inc.(a)                209,504
                 7,510 Physicians Formula Holdings,
                       Inc.(a)                              140,362
                15,075 THQ, Inc.(a)                         490,239
                26,005 Town Sports International
                       Holdings, Inc.(a)                    428,562
                 6,235 Under Armour, Inc.(a)                314,556
                11,770 WMS Industries, Inc.(a)              410,302
                                                        -----------
                                                          3,473,252
                                                        -----------
            CONSUMER RETAIL - 8.2%
                11,950 Allscripts Healthcare Solutions,
                       Inc.(a)                              322,530
                 7,390 Bare Escentuals, Inc.(a)             229,607
                15,570 Cache, Inc.(a)                       392,987
                 4,985 Charlotte Russe Holding, Inc.(a)     153,289
                 6,470 Cold Water Creek, Inc.(a)            158,644
                 4,855 DSW, Inc., Class A(a)                187,257
                13,255 Delia's, Inc.(a)                     139,045
                12,990 J Crew Group, Inc.(a)                500,765
                20,925 Wet Seal, Inc., Class A(a)           139,570
                                                        -----------
                                                          2,223,694
                                                        -----------
            ENERGY - 4.9%
                 4,035 Arena Resources, Inc(a)              172,335
                 9,600 Carrizo Oil & Gas, Inc.(a)           278,592
                 4,205 Dril-Quip, Inc.(a)                   164,668

             SHARES          SECURITY DESCRIPTION           VALUE
           ---------- ----------------------------------- ----------
           ENERGY (CONTINUED)
                6,600 Gulf Island Fabrication, Inc.       $  243,540
                7,445 Oceaneering International, Inc.(a)     295,567
                3,470 W-H Energy Services, Inc.(a)           168,954
                                                          ----------
                                                           1,323,656
                                                          ----------
           FINANCIALS - 3.1%
                3,830 Cash America International, Inc.       179,627
                3,400 Greenhill & Co., Inc.                  250,920
                4,260 Piper Jaffray Cos.(a)                  277,539
                6,565 Thomas Weisel Partners Group,
                      Inc.(a)                                138,523
                                                          ----------
                                                             846,609
                                                          ----------
           HEALTH-CARE SERVICES - 7.1%
               17,000 AMN Healthcare Services, Inc.(a)       468,180
                3,385 Amedisys, Inc(a)                       111,265
               11,590 LHC Group, Inc.(a)                     330,431
                5,990 Lifecell Corp.(a)                      144,599
                5,705 Nighthowk Radiology Holdings,
                      Inc.(a)                                145,478
                6,289 Psychiatric Solutions, Inc.(a)         235,963
                8,840 Radiation Therapy Services, Inc.(a)    278,637
               32,210 Sonus Networks, Inc.(a)                212,264
                                                          ----------
                                                           1,926,817
                                                          ----------
           INDUSTRIALS - 10.4%
                6,614 Atheros Communications, Inc.(a)        141,010
                6,460 Color Kinetics, Inc.(a)                137,921
                8,335 Daktronics, Inc.                       307,145
               30,015 Fuel Tech, Inc.(a)                     739,570
                6,545 Houston Wire & Cable Co.(a)            136,791
                9,875 Sunpower Corp., Class A(a)             367,054
               11,065 Tessera Technologies, Inc.(a)          446,362
               17,150 VistaPrint Ltd.(a)                     567,836
                                                          ----------
                                                           2,843,689
                                                          ----------
           MATERIALS - 1.0%
                8,450 Brush Engineered Materials, Inc.(a)    285,356
                                                          ----------
           MEDIA - 1.5%
                7,700 Knot, Inc.(a)                          202,048
                9,245 Martha Stewart Living Omnimedia,
                      Class A                                202,466
                                                          ----------
                                                             404,514
                                                          ----------
           PRODUCTS/PHARMACEUTICALS - 17.1%
                3,220 Alexion Pharmaceuticals, Inc.(a)       130,056
               16,650 BioMarin Pharmaceuticals, Inc.(a)      272,893
               14,550 Conceptus, Inc.(a)                     309,769
                5,375 DJO, Inc.(a)                           230,157
                6,995 Digene Corp.(a)                        335,200
                4,225 Illumina, Inc.(a)                      166,085
               11,435 Inverness Medical Innovations,
                      Inc.(a)                                442,535
               20,780 Isis Pharmaceuticals, Inc.(a)          231,074
                6,520 Kyphon, Inc.(a)                        263,408
                8,835 New River Pharmaceuticals, Inc.(a)     483,363
               17,670 NuVasive, Inc.(a)                      408,177

See Notes to Financial Statements.    5

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006
--------------------------------------------------------------------------------

                SHARES        SECURITY DESCRIPTION        VALUE
              ----------  ---------------------------- -----------
              PRODUCTS/PHARMACEUTICALS (CONTINUED)
                  11,795  Pharmion Corp.(a)            $   303,603
                  31,610  Volcano Corp.(a)                 518,088
                   9,625  Zoll Medical Corp.(a)            560,560
                                                       -----------
                                                         4,654,968
                                                       -----------
              SEMICONDUCTORS - 1.5%
                  16,470  Sigma Designs, Inc.(a)           419,162
                                                       -----------
              TECHNOLOGY - 9.5%
                   7,150  Acme Packet, Inc.(a)             147,576
                   6,605  F5 Networks, Inc.(a)             490,156
                   1,815  Formfactor, Inc.(a)               67,609
                   6,405  Isilon Systems, Inc.(a)          176,778
                   8,835  Mentor Graphics Corp.(a)         159,295
                  13,610  Newport Corp.(a)                 285,129
                  13,155  Optium Corp.(a)                  328,086
                   5,445  Redback Networks, Inc.(a)        135,798
                  13,510  Riverbed Technology, Inc.(a)     414,757
                  16,540  SimpleTech, Inc.(a)              209,727
                  13,255  Smart Modular Technologies,
                          WWH, Inc.(a)                     178,412
                                                       -----------
                                                         2,593,323
                                                       -----------
              TOTAL COMMON STOCK (COST $24,564,902)     27,196,658
                                                       -----------
              TOTAL INVESTMENTS - 99.9%
                          (COST $24,564,902)*          $27,196,658
              OTHER ASSETS AND LIABILITIES, NET - 0.1%      15,621
                                                       -----------
              TOTAL NET ASSETS - 100.0%                $27,212,279
                                                       ===========

-------------------------
(a)Non-income producing security.

*Cost for Federal income tax purposes is $24,732,358 and net unrealized appreciation (depreciation) consists of:

             Gross Unrealized Appreciation              $2,743,844
             Gross Unrealized Depreciation                (279,544)
                                                        ----------
             Net Unrealized Appreciation (Depreciation) $2,464,300
                                                        ==========

                         PORTFOLIO HOLDINGS
                         % OF TOTAL INVESTMENTS
                         Business Services        22.8%
                         Consumer Other           12.8%
                         Consumer Retail           8.2%
                         Energy                    4.9%
                         Financials                3.1%
                         Healthcare Services       7.1%
                         Industrials              10.5%
                         Materials                 1.0%
                         Media                     1.5%
                         Products/Pharmaceutical  17.1%
                         Semiconductors            1.5%
                         Technology                9.5%
                                                 ------
                                                 100.0%
                                                 ======

See Notes to Financial Statements.    6

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006
--------------------------------------------------------------------------------

ASSETS
   Total investments, at value (Cost $24,564,902)                       $27,196,658
   Receivables:
     Investment securities sold                                             571,519
     Fund shares sold                                                        47,405
     Dividends and interest                                                     611
   Prepaid Expenses                                                           1,658
                                                                        -----------

Total Assets                                                             27,817,851
                                                                        -----------

LIABILITIES
   Payables:
     Payable to custodian                                                   156,009
     Payables for investment securities purchased                           311,608
     Fund shares redeemed                                                    68,993
   Accrued Liabilities:
     Investment adviser fees                                                  1,258
     Trustees' fees and expenses                                                289
     Compliance services fees                                                 1,906
     Other expenses                                                          65,509
                                                                        -----------

Total Liabilities                                                           605,572
                                                                        -----------

NET ASSETS                                                              $27,212,279
                                                                        ===========

COMPONENTS OF NET ASSETS
   Paid-in capital                                                      $26,340,113
   Accumulated net realized gain (loss) from investments                 (1,759,590)
   Unrealized appreciation (depreciation) on investments                  2,631,756
                                                                        -----------

NET ASSETS                                                              $27,212,279
                                                                        ===========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   BASED ON NET ASSETS OF $27,212,279 AND 2,202,207 SHARES OUTSTANDING
     (UNLIMITED SHARES AUTHORIZED)                                      $     12.36
                                                                        ===========

See Notes to Financial Statements.    7

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividend income                                                      $    38,868
   Interest income                                                            9,594
                                                                        -----------
Total Investment Income                                                      48,462
                                                                        -----------

EXPENSES
   Investment adviser fees                                                  200,573
   Administrator fees                                                        44,688
   Transfer agency fees                                                      39,478
   Shareholder services fees                                                 50,143
   Custodian fees                                                            43,369
   Accountant fees                                                           40,898
   Professional fees                                                         43,189
   Trustees' fees and expenses                                                1,054
   Compliance services fees                                                  22,977
   Registration fees                                                         16,671
   Miscellaneous expenses                                                    28,426
                                                                        -----------
Total Expenses                                                              531,466
   Fees waived                                                             (200,522)
                                                                        -----------
Net Expenses                                                                330,944
                                                                        -----------

NET INVESTMENT INCOME (LOSS)                                               (282,482)
                                                                        -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain (loss) on investments                               (1,589,884)
   Net change in unrealized appreciation (depreciation) on investments    1,062,405
                                                                        -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                     (527,479)
                                                                        -----------

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                       $  (809,961)
                                                                        ===========

See Notes to Financial Statements.    8

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                Year Ended        Year Ended
                                                             December 31, 2006 December 31, 2005
                                                             ----------------- -----------------
OPERATIONS
   Net investment income (loss)                                $   (282,482)      $   (85,361)
   Net realized gain (loss) on investments                       (1,589,884)         (149,858)
   Net change in unrealized appreciation (depreciation) on
     investments                                                  1,062,405         1,269,913
                                                               ------------       -----------
Increase (Decrease) in Net Assets from Operations                  (809,961)        1,034,694
                                                               ------------       -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM
   Net realized gain on investments                                       -          (100,195)

CAPITAL SHARE TRANSACTIONS
   Sale of shares                                                31,310,708         6,125,134
   Reinvestment of distributions                                          -           100,162
   Redemption of shares                                         (12,670,812)       (1,447,226)
   Redemption fees                                                    1,614                35
                                                               ------------       -----------
Increase (Decrease) from Capital Transactions                    18,641,510         4,778,105
                                                               ------------       -----------

Increase (Decrease) in Net Assets                                17,831,549         5,712,604

NET ASSETS
   Beginning of year                                              9,380,730         3,668,126
                                                               ------------       -----------
   End of year (Including accumulated net investment income
     (loss) of $0, $0 respectively)                            $ 27,212,279       $ 9,380,730
                                                               ============       ===========

SHARE TRANSACTIONS
   Sale of shares                                                 2,461,310           552,505
   Reinvestment of distributions                                          -             8,170
   Redemption of shares                                          (1,038,586)         (125,505)
                                                               ------------       -----------
Increase (Decrease) in Shares                                     1,422,724           435,170
                                                               ============       ===========

See Notes to Financial Statements.    9

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share outstanding of the Fund throughout each period.

                                                                          February 27, 2004 (a)
                                         Year Ended        Year Ended            through
                                      December 31, 2006 December 31, 2005   December 31, 2004
                                      ----------------- ----------------- ---------------------

NET ASSET VALUE, BEGINNING OF PERIOD       $ 12.03           $10.65              $10.00
                                           -------           ------              ------

OPERATIONS
   Net investment income (loss)              (0.18)(b)        (0.16)(b)           (0.07)
   Net realized and unrealized gain/
     (loss) on investments                    0.51 (c)         1.67                0.72
                                           -------           ------              ------
Total from Investment Operations              0.33             1.51                0.65
                                           -------           ------              ------

Redemption Fees (b)                              - (d)            - (d)               - (d)

DISTRIBUTIONS TO SHAREHOLDERS
  FROM
   Net realized gain on investments              -            (0.13)                  -
                                           -------           ------              ------

NET ASSET VALUE, END OF PERIOD             $ 12.36           $12.03              $10.65
                                           =======           ======              ======

TOTAL RETURN                                  2.74%           14.18%               6.50% (e)

RATIO/SUPPLEMENTARY DATA:
   Net Assets at End of Period
     (000's omitted)                       $27,212           $9,381              $3,668
   Ratios to Average Net Assets:
     Net expenses                             1.65%            1.65%               1.63% (f)
     Gross expenses (g)                       2.65%            5.17%              13.58% (f)
     Net investment income (loss)            (1.41%)          (1.44%)             (1.51%)(f)

PORTFOLIO TURNOVER RATE                        497%             307%                500% (e)

-------------------------

(a)Commencement of operations.
(b)Calculated based on average shares outstanding during the period.
(c)Per share amount does not reflect the actual net realized and unrealized gain/loss for the period because of the timing of sales of the fund shares and the amount of per share realized and unrealized gains and losses at such time.
(d)Less than $0.01 per share.
(e)Not annualized.
(f)Annualized.
(g)Reflects the expense ratio excluding any waivers.

See Notes to Financial Statements.    10

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

The Adams Harkness Small Cap Growth Fund (the "Fund") is a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-eight portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on February 27, 2004. The Fund seeks maximum capital appreciation by investing at least 80% of its net assets plus borrowings in the common stock of smaller, lesser -- known companies whose stocks are traded in the U.S. markets. Smaller companies are defined as those with market capitalizations no greater than $3 billion at the time of their purchase. These companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stocks.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund.

SECURITY VALUATION - Exchange traded securities and over-the-counter securities are valued using the last sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean of the current bid and asked prices provided by independent pricing services. Investments in other investment companies are valued at net asset value. Any short-term instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITIES TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006
--------------------------------------------------------------------------------

an accrual basis. Identified cost of investments sold is used to determine the gain and loss for both financial statement and Federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least quarterly. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

INCOME AND EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

REDEMPTION FEES - A shareholder who redeems or exchanges shares within 30 days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, the Fund uses the first-in, first-out method to determine the holding period. Under this method, the date of redemption is compared with the earliest purchase date of shares held in the account. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FAS 109 ("FIN 48") which is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years no later than June 30, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has recently begun to evaluate the application of FIN 48, and has not at this time determined the impact, if any, resulting from its adoption on the Fund's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS ("SFAS 157"), which is effective for fiscal years beginning after November 15, 2007 and for interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management has recently begun to evaluate the application of SFAS 157, and has not at this time determined the impact, if any, resulting from the adoption on the Fund's financial statements.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006
--------------------------------------------------------------------------------


NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISER - AH Lisanti Capital Growth, LLC (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.

ADMINISTRATION AND OTHER SERVICES - Citigroup Fund Services, LLC ("Citigroup"), provides certain administration, portfolio accounting, and transfer agency services to the Fund.

SHAREHOLDER SERVICE AGENT - The Fund pays the Fund's administrator an annualized fee of up to 0.25% of average daily net assets for providing shareholder service activities that are not otherwise provided by the Transfer Agent. The Fund's administrator may pay this fee to various financial institutions, including the Adviser that provide shareholder servicing to their customers invested in the Fund.

DISTRIBUTION - Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services. The Distributor has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or the Funds.

Foreside Compliance Services, LLC an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. The Principal Executive Officer of the Trust is also a principal of the Distributor. Foreside Compliance Services, LLC has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

OFFICERS - Certain officers of the Trust are directors, officers or employees of Citigroup or the Distributor.

NOTE 4. FEES WAIVED

During the year the Adviser has contractually agreed to waive its fees and reimburse certain Fund expenses through April 30, 2007 to limit the Fund's net expenses to 1.65% of its average daily net assets. Various Fund Service providers have voluntarily agreed to waive a portion of their fees. These voluntary waivers may be reduced or eliminated at any time. For the year ended December 31, 2006, fees waived were as follows:

                   ADVISER    COMPLIANCE
                    WAIVED  SERVICES WAIVED TOTAL FEES WAIVED
                   -------  --------------- -----------------
                   $199,314     $1,208          $200,522

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006
--------------------------------------------------------------------------------


NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of investment securities including maturities, other than short-term investments, were $115,022,978 and $96,507,065, respectively, for the period ended December 31, 2006. The Fund placed a portion of its portfolio transactions with a brokerage firm affiliated with the Adviser. The commissions paid to this affiliated firm were $34,576 for the year.

NOTE 6. FEDERAL TAX INFORMATION AND INVESTMENT TRANSACTIONS

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                     Capital and Other Losses $(1,592,134)
                     Unrealized Appreciation    2,464,300
                                              -----------
                     Total                    $   872,166
                                              ===========

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales.

The tax character of distributions paid during 2006 and 2005 were as follows:

                                             2006   2005
                                             ---- --------
                      Ordinary Income         $0  $ 95,125
                      Long-Term Capital Gain   0     5,070
                                              --  --------
                      Total                   $0  $100,195
                                              ==  ========

For tax purposes, the Fund has a current year deferred post-October loss of $466,307. This loss will be recognized for tax purposes on the first business day of the Fund's next year.

On the Statement of Assets and Liabilities, as a result of net operating loss, certain amounts have been reclassified for the year ended December 31, 2006. The following reclassification has no impact on the net assets of the Fund.

                  Accumulated net investment income $ 282,482
                  Paid-in capital                    (282,482)

As of December 31, 2006, the Fund's capital loss carryovers to offset future capital gains are as follows:

                             AMOUNT    EXPIRATION
                           ---------- -------------
                           $   67,246 December 2013
                            1,058,400 December 2014

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006
--------------------------------------------------------------------------------


NOTE 7. OTHER INFORMATION

On December 31, 2006, three shareholders held approximately 80% of the outstanding shares of the Fund. All of these shareholders are omnibus accounts, each of which are held on behalf of several individual shareholders.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------


To the Board of Trustees of Forum Funds and Shareholders of
Adams Harkness Small Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities of Adams Harkness Small Cap Growth Fund (the "Fund"), a series of Forum Funds, including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each the two years in the period then ended, and the financial highlights for the each of the two years in the period ended December 31, 2006 and for the period from February 27, 2004 (commencement of operations) through December 31, 2004. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Adams Harkness Small Cap Growth Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each the two years in the period then ended, and financial highlights for the each of the two years in the period ended December 31, 2006 and for the period from February 27, 2004 (commencement of operations) through December 31, 2004, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 26, 2007

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2006
--------------------------------------------------------------------------------


PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 441-7031 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 441-7031 and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request, on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 through December 31, 2006.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2006
--------------------------------------------------------------------------------


Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                    BEGINNING ACCOUNT                         EXPENSES    ANNUALIZED
                          VALUE       ENDING ACCOUNT VALUE      PAID       EXPENSE
                      JULY 1, 2006     DECEMBER 31, 2006   DURING PERIOD*   RATIO*
                    ----------------- -------------------- -------------- ----------
Actual Return           $1,000.00          $  988.01           $8.27         1.65%
Hypothetical Return     $1,000.00          $1,016.89           $8.39         1.65%

* Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for oversight of the management of the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following table gives information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another registered investment company (collectively, "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. The Trustees and officers listed below also serve in the same capacities noted below for Monarch Funds with the exception of Mr. Collier and Ms. Bakke who do not serve as officers of Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Two Portland Square, Portland, Maine 04101, unless otherwise indicated. Each Trustee oversees thirty-two portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds. Mr. Keffer is an Interested Trustee/Director of Monarch Funds and Wintergreen Fund, Inc., another registered open-end investment company. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 441-7031.

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2006
--------------------------------------------------------------------------------


                         POSITION
         NAME            WITH THE    LENGTH OF              PRINCIPAL OCCUPATION(S) DURING
    AND BIRTH DATE        TRUST     TIME SERVED                      PAST 5 YEARS
------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
J. Michael Parish       Chairman   Trustee since Retired; Partner, Wolf, Block, Schorr and Solis-Cohen
Born: November 9, 1943  of the     1989          LLP (law firm) 2002 - 2003; Partner, Thelen Reid &
                        Board;     (Chairman     Priest LLP (law firm) 1995 - 2002.
                        Trustee;   since 2004)
                        Chairman,
                        Compliance
                        Committee,
                        Nominating
                        Committee,
                        Audit
                        Committee
                        and
                        Qualified
                        Legal
                        Compliance
                        Committee
------------------------------------------------------------------------------------------------------
Costas Azariadis        Trustee;   Since 1989    Professor of Economics, Washington University
Born: February 15, 1943 Chairman,                (effective 2006); Professor of Economics, University
                        Valuation                of California-Los Angeles 1992 - 2006.
                        Committee,
                        Audit
                        Committee
------------------------------------------------------------------------------------------------------
James C. Cheng          Trustee;   Since 1989    President, Technology Marketing Associates
Born: July 26, 1942     Chairman,                (marketing company for small and medium sized
                        Audit                    businesses in New England).
                        Committee
------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
John Y. Keffer          Trustee;   Since 1989    President, Forum Foundation (a charitable
Born: July 15, 1942     Chairman,                organization) since 2005; President, Forum Trust (a
                        Contracts                non-depository trust company) since 1997;
                        Committee                President, Citigroup Fund Services, LLC ("Citigroup")
                                                 2003 - 2005; President, Forum Financial Group, LLC
                                                 ("Forum") (a fund services company acquired by
                                                 Citibank, N.A. in 2003).
------------------------------------------------------------------------------------------------------
OFFICERS
Simon D. Collier        President; Since 2005    Managing Partner, Foreside Financial Group, since
Born: October 22, 1961  Principal                April 2005; President, Foreside Services, Inc. (a
                        Executive                staffing services firm) since January 2007; Chief
                        Officer                  Operating Officer and Managing Director, Global Fund
                                                 Services, Citigroup 2003 - 2005; Managing Director,
                                                 Global Securities Services for Investors, Citibank,
                                                 N.A. 1999 - 2003.
------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADAMS HARKNESS SMALL CAP GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2006
--------------------------------------------------------------------------------

                          POSITION
          NAME            WITH THE    LENGTH OF              PRINCIPAL OCCUPATION(S) DURING
     AND BIRTH DATE        TRUST     TIME SERVED                      PAST 5 YEARS
------------------------------------------------------------------------------------------------------
Trudance L. C. Bakke     Treasurer; Since 2005    Director, Foreside Compliance Services, LLC since
Born: August 11, 1971    Principal  (Principal    2006; Product Manager, Citigroup 2003 - 2006;
                         Financial  Financial     Senior Manager of Corporate Finance, Forum
                         Officer    Officer since 1999 - 2003.
                                    2006)
------------------------------------------------------------------------------------------------------
Beth P. Hanson           Vice       Since 2003    Relationship Manager, Citigroup since 2003;
Born: July 15, 1966      President;               Relationship Manager, Forum 1999 - 2003.
                         Assistant
                         Secretary
------------------------------------------------------------------------------------------------------
Sara M. Morris           Vice       Since 2004    Director and Relationship Manager, Citigroup since
Born: September 18, 1963 President                2004; Chief Financial Officer, The VIA Group, LLC (a
                                                  strategic marketing company) 2000 - 2003.
------------------------------------------------------------------------------------------------------
David M. Whitaker        Secretary  Since 2004    Product Manager, Citigroup since 2004; Assistant
Born: September 6, 1971                           Counsel, PFPC, Inc. (a fund services company)
                                                  1999 - 2004.
------------------------------------------------------------------------------------------------------

                                    [GRAPHIC]




Adams Harkness Small Cap Growth Fund
Two Portland Square
Portland, ME 04101
(800) 441-7031
www.ahsmallcap.com

Investment Adviser
AH Lisanti Capital Growth, LLC
623 Fifth Avenue, 16th Floor
New York, NY 10022

Distributor
Foreside Fund Services, LLC
Two Portland Square, 1st Floor
Portland, ME 04101
www.foresides.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

                                   [GRAPHIC]

THE FUND SEEKS CAPITAL APPRECIATION

ANNUAL REPORT


JORDAN OPPORTUNITY FUND

A WINDOWPANE FUND

 DECEMBER 31, 2006

                                                              TABLE OF CONTENTS


          A Message to Our Shareholders..........................  2

          Performance Chart and Analysis.........................  7

          Schedule of Investments................................  9

          Statement of Assets and Liabilities.................... 11

          Statement of Operations................................ 12

          Statements of Changes in Net Assets.................... 13

          Financial Highlights................................... 14

          Notes to Financial Statements.......................... 15

          Report of Independent Registered Public Accounting Firm 23

          Additional Information (Unaudited)..................... 24

JORDAN OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2006

Dear Fellow Shareholder:

For 2006, the S&P 500 Index was up 15.79%, and the Fund was up 9.49%.* The Fund's performance was hindered during the third quarter, as we took on a more cautious outlook towards the markets. Additionally, we moved back into the oil service sector prematurely. Both of these actions caused some underperformance within the Fund, although we continue to believe that the oil service industry is our best investment idea for the next six to twelve months. The Fund also did not own any financial stocks until the 4/th/ quarter, given the poor performance history of financial stocks when the Treasury yield curve has been inverted. Unfortunately, this was one of the best performing groups of the quarter.

Conversely, late-cycle multi-national industrial companies, along with the technology sector, was a highlight for the Fund. We continue to hold shares in companies with exposure to next-generation wireless handsets, internet advertising and communications infrastructure. Companies such as Apple and Google helped performance in these areas throughout the year.

As witnessed by the performance of the S&P 500, equities were clearly the asset class of choice in 2006, as the markets closed the year near their highs with double digit returns, against mediocre performance in the fixed income markets and the downturn in the U.S. housing market. The global surge in corporate profitability, against the backdrop of decelerating economic momentum and monetary pressure, provided a positive environment for good equity returns, especially for foreign markets. Among U.S. equities, small capitalization value stocks performed the best, once again trouncing large capitalization growth stocks. However, large capitalization growth stock relative performance improved late in the year. Second half equity performance was importantly aided by very deep levels of investor pessimism and excessive short selling during the May and June correction, which resulted in sustained buying demand for the remainder of the year as corporate profits continued to substantially exceed market expectations.

We continue to have a bullish equity outlook for 2007, although we expect some consolidation due to the overbought nature of the market at year end. Sentiment ended 2006 at optimistic levels, and may need to recede a bit prior to the next major advance. We feel that economic growth will continue to decelerate in the first half of 2007, both globally and in the U.S. but, for now, a recession appears

JORDAN OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2006

unlikely. This should allow interest rate pressure to moderate substantially and more than offset potentially decelerating earnings momentum. Furthermore, we are entering the third year of the Presidential cycle, which historically has witnessed the best equity returns of the four year cycle.

While some short term caution may be warranted and future events can certainly change the landscape, we see little evidence that the cyclical bull market that started in 2003 is ending. Here are the reasons why we remain sanguine on equity prospects this year:

    1) As noted above, the third year of the Presidential cycle historically is the best year of the four year cycle for equities.

    2) Corporate profit growth has been stellar and is poised to continue, albeit at a more moderate pace, due to continuing benefits of globalization, global consumer demand, and effective (stimulative) global monetary policy.

    3) Many U.S. equity valuations are attractive, the current forward price earnings ratio for the S&P 500 is 16.0. Earnings yields on U.S. stocks are at 25 year lows relative to bond yields, implying a positive relationship versus fixed income assets.

    4) Equity investors may rotate back into the U.S. market, which has lagged international markets during the last few years due to tighter monetary policy.

    5) The Federal Reserve may be in a position to lower short term interest rates later this year, which typically stimulates U.S. equities.

Therefore, we hope to use any downside volatility over the coming months to look for buying opportunities in our favored sectors.

Given the clear deceleration in U.S. economic growth, the Fund is focusing on companies that have high levels of earnings visibility and established positions in their industries. The Fund maintains a preference for large capitalization stocks with strong balance sheets, which historically fare better in the back end of an economic cycle than the equities of smaller, more speculative companies. Also, the Fund continues to favor growth over value stocks, as premiums are generally awarded to companies whose growth earnings continue while the economy slows. As the tailwinds of higher U.S. Gross Domestic Product (GDP)

JORDAN OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2006

growth fade, the number of companies with strong double-digit growth in their earnings will dwindle further. Thus the remaining large capitalization growth stocks should be well positioned to see earnings multiple expansion and improved relative performance.

Our largest holdings continue to be in oil service companies, which show the best combination of low valuations and high growth that we can find in the market. Recently, the performance of our oil service stocks has suffered due to declines in oil and gas prices, which have been triggered by the record high temperatures across much of the Northeast this winter. Presuming the eventual stabilization of commodity prices, their long term earnings growth prospects should become even more attractive relative to a deceleration in overall corporate profit growth.

We also remain bullish on large diversified industrial companies, especially those with high international exposure and that are beneficiaries of the increasing infrastructure investments by the governments of developing nations. Many of these companies have increased their share repurchases and dividends and have generated large amounts of cash, allowing them to return capital to shareholders, invest in future growth, or pursue acquisition candidates.

We have maintained our positions in many selected technology companies, particularly ones with the best secular growth opportunities and new product cycles. While semiconductor manufacturers are currently experiencing slowing demand growth and high levels of customer inventories, there is a significant opportunity for a cyclical reacceleration in the second half of the year. Additionally, significant new product launches, including Microsoft's Vista, should stimulate growth. Our holdings are concentrated in internet advertising, telecommunications equipment, and solar power cells.

There are several other industries which we believe have encouraging prospects for 2007, including financial services. Specifically, we are bullish on the outlook for the large brokerages, which are trading below market multiples and should benefit from a potential acceleration in mergers and acquisition activity this year. We have positions in select airlines as well, as potential consolidation in the industry should allow demand growth to outpace capacity growth. Finally, we maintain our holdings in growth-oriented healthcare names, including biotechnology. Healthcare was the worst-performing industry in the S&P 500

JORDAN OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2006

last year, and we believe that its non-economically sensitive growth will command higher valuations in 2007.

Please feel free to contact us, or visit our website, www.jordanopportunity.com, if you have any comments or questions.

Sincerely,

/s/ Jerry Jordan
Gerald R. Jordan
President & Portfolio Manager

*FUND PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE
OF FUTURE RESULTS. FOR ADDITIONAL PERFORMANCE INFORMATION AND RELATED
DISCLOSURE PLEASE REFER TO THE PERFORMANCE CHART AND ANALYSIS SECTION ON PAGE 7.

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGER AS OF DECEMBER 31, 2006 AND MAY NOT REFLECT HIS VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.

THE FUND'S INVESTMENT PARAMETERS ARE DIVERSE AND MAY BE SUBJECT TO DIFFERENT FORMS OF INVESTMENT RISK SUCH AS NON-DIVERSIFICATION RISK, CONCENTRATION RISK, SMALL- AND MEDIUM-SIZED COMPANY RISK, INTEREST RATE RISK, HIGH YIELD BOND AND FOREIGN SECURITIES RISK, AND LASTLY, THE FUND MAY USE DERIVATIVES SUCH AS OPTIONS TO INCREASE ITS EXPOSURE TO CERTAIN SECURITIES. PLEASE SEE THE PROSPECTUS FOR A MORE DETAILED DISCUSSION OF THE RISKS THAT MAY BE ASSOCIATED WITH THE FUND.

SHORT SELLING IS THE SELLING OF A SECURITY THAT THE SELLER DOES NOT OWN, OR ANY SALE THAT IS COMPLETED BY THE DELIVERY OF A SECURITY BORROWED BY THE SELLER. SHORT SELLERS ASSUME THAT THEY WILL BE ABLE TO BUY THE STOCK AT A LOWER AMOUNT THAN THE PRICE AT WHICH THEY SOLD SHORT. VALUE STOCKS EMPHASIZE COMPANIES WHOSE GROWTH OPPORTUNITIES ARE GENERALLY REGARDED AS SUB PAR BY THE MARKET. VALUE STOCK COMPANIES OFTEN PAY REGULAR DIVIDEND INCOME TO SHAREHOLDERS AND SELL AT RELATIVELY LOW PRICES IN RELATION TO THEIR EARNINGS OR BOOK VALUE. GROWTH STOCKS

JORDAN OPPORTUNITY FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2006

EMPHASIZE COMPANIES THAT ARE BELIEVED TO OFFER ABOVE-AVERAGE PROSPECTS FOR CAPITAL GROWTH DUE TO THEIR STRONG EARNINGS AND REVENUE POTENTIAL. GROWTH STOCKS TEND TO OFFER RELATIVELY LOW DIVIDEND YIELDS. PRICE TO EARNINGS RATIO IS THE VALUE OF A COMPANY'S STOCK PRICE RELATIVE TO COMPANY EARNINGS. ESTIMATED EARNINGS GROWTH IS THE YEAR OVER YEAR GROWTH IN EARNINGS PER SHARE.

JORDAN OPPORTUNITY FUND
PERFORMANCE CHART AND ANALYSIS
DECEMBER 31, 2006

The graph and table reflect the change in value of a hypothetical $10,000 investment in the Jordan Opportunity Fund, including reinvestment of dividends and distributions, compared with a broad-based securities market index, since inception. The S&P 500 Index (the "Index") is a market-value weighted index representing the performance of 500 widely held, publicly traded large capitalization stocks. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment.

PAST PERFORMANCE IS NOT PREDICTIVE OF, NOR A GUARANTEE OF FUTURE RESULTS. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. SHARES REDEEMED OR EXCHANGED WITHIN 60 DAYS OF PURCHASE WILL BE CHARGED A 2.00% REDEMPTION FEE, SUBJECT TO LIMITED EXCEPTIONS, WHICH ARE MORE FULLY DESCRIBED IN THE FUND'S PROSPECTUS. DURING THE PERIOD, CERTAIN FEES WERE WAIVED AND/OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. FOR THE MOST RECENT MONTH END PERFORMANCE PLEASE CALL 1-800-441-7013 OR VISIT THE FUND'S WEBSITE.

ON JANUARY 21, 2005, A LIMITED PARTNERSHIP MANAGED BY HELLMAN, JORDAN MANAGEMENT CO., INC., THE FUND'S SUB-ADVISER, REORGANIZED INTO THE FUND. THIS LIMITED PARTNERSHIP MAINTAINED AN INVESTMENT OBJECTIVE AND INVESTMENT POLICIES THAT WERE, IN ALL MATERIAL RESPECTS, EQUIVALENT TO THOSE OF THE FUND. THE FUND'S PERFORMANCE FOR PERIODS PRIOR TO JANUARY 2005 IS THAT OF THE LIMITED PARTNERSHIP. THE LIMITED PARTNERSHIP'S EXPENSES DURING THE PERIODS PRESENTED WERE HIGHER THAN THE FUND'S PROPOSED EXPENSE RATIO. THE LIMITED PARTNERSHIP WAS NOT REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940 ("1940 ACT") AND WAS NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS, DIVERSIFICATION REQUIREMENTS, AND OTHER RESTRICTIONS IMPOSED BY THE 1940 ACT AND THE INTERNAL REVENUE CODE, WHICH, IF APPLICABLE, WOULD HAVE ADVERSELY AFFECTED ITS PERFORMANCE.

JORDAN OPPORTUNITY FUND
PERFORMANCE CHART AND ANALYSIS
DECEMBER 31, 2006


                   JORDAN OPPORTUNITY FUND VS. S&P 500 INDEX

           AVERAGE ANNUAL TOTAL RETURN
           ON 12/31/06                 ONE YEAR FIVE YEARS TEN YEARS
           --------------------------- -------- ---------- ---------
             Jordan Opportunity Fund     9.49%     7.69%     10.14%
             S&P 500 Index              15.79%     6.19%      8.42%

                      INVESTMENT VALUE ON 12/31/06
                      ----------------------------
                        Jordan Opportunity Fund    $26,274
                        S&P 500 Index              $22,447

                        Cumulative Performance Comparison


                                    [CHART]

                     Jordan
                   Opportunity   S&P 500
                     Fund         Index
                     -----        -----
   12/31/1996       $10,000    $10,000
    1/31/1997        10,492     10,625
    2/28/1997        10,115     10,708
    3/31/1997         9,699     10,268
    4/30/1997         9,983     10,881
    5/31/1997        10,158     11,544
    6/30/1997        10,281     12,061
    7/31/1997        10,691     13,020
    8/31/1997        10,788     12,291
    9/30/1997        10,905     12,964
   10/31/1997        10,915     12,531
   11/30/1997        11,064     13,111
   12/31/1997        11,170     13,336
    1/31/1998        11,309     13,484
    2/28/1998        11,646     14,456
    3/31/1998        11,757     15,197
    4/30/1998        12,105     15,350
    5/31/1998        11,626     15,086
    6/30/1998        11,879     15,698
    7/31/1998        11,756     15,531
    8/31/1998        11,069     13,286
    9/30/1998        11,496     14,137
   10/31/1998        11,762     15,287
   11/30/1998        11,910     16,213
   12/31/1998        12,737     17,148
    1/31/1999        14,114     17,865
    2/28/1999        13,514     17,310
    3/31/1999        14,576     18,002
    4/30/1999        15,283     18,699
    5/31/1999        15,645     18,258
    6/30/1999        16,422     19,271
    7/31/1999        16,187     18,669
    8/31/1999        16,872     18,577
    9/30/1999        16,446     18,068
   10/31/1999        16,066     19,211
   11/30/1999        16,789     19,601
   12/31/1999        18,310     20,756
    1/31/2000        17,872     19,713
    2/29/2000        17,823     19,340
    3/31/2000        19,298     21,232
    4/30/2000        19,518     20,593
    5/31/2000        19,853     20,171
    6/30/2000        20,009     20,668
    7/31/2000        19,133     20,345
    8/31/2000        21,215     21,608
    9/30/2000        21,766     20,468
   10/31/2000        21,656     20,381
   11/30/2000        19,968     18,774
   12/31/2000        22,580     18,866
    1/31/2001        23,853     19,535
    2/28/2001        21,195     17,754
    3/31/2001        19,211     16,629
    4/30/2001        22,533     17,922
    5/31/2001        22,258     18,042
    6/30/2001        20,075     17,603
    7/31/2001        19,471     17,429
    8/31/2001        16,910     16,338
    9/30/2001        14,951     15,019
   10/31/2001        16,790     15,309
   11/30/2001        17,371     16,479
   12/31/2001        18,139     16,624
    1/31/2002        17,075     16,381
    2/28/2002        16,429     16,065
    3/31/2002        18,013     16,669
    4/30/2002        17,784     15,659
    5/31/2002        17,084     15,543
    6/30/2002        16,124     14,436
    7/31/2002        14,272     13,311
    8/31/2002        14,362     13,398
    9/30/2002        13,692     11,942
   10/31/2002        13,986     12,993
   11/30/2002        14,238     13,758
   12/31/2002        13,585     12,950
    1/31/2003        13,333     12,611
    2/28/2003        13,127     12,421
    3/31/2003        13,376     12,542
    4/30/2003        14,166     13,575
    5/31/2003        16,349     14,298
    6/30/2003        16,891     14,474
    7/31/2003        17,574     14,728
    8/31/2003        18,015     15,027
    9/30/2003        17,885     14,856
   10/31/2003        18,139     15,701
   11/30/2003        18,946     15,848
   12/31/2003        19,415     16,662
    1/31/2004        19,404     16,970
    2/29/2004        20,429     17,206
    3/31/2004        20,743     16,947
    4/30/2004        19,351     16,681
    5/31/2004        19,884     16,909
    6/30/2004        19,744     17,238
    7/31/2004        18,652     16,668
    8/31/2004        18,531     16,735
    9/30/2004        19,841     16,916
   10/31/2004        19,742     17,175
   11/30/2004        21,115     17,870
   12/31/2004        21,977     18,478
    1/31/2005        21,066     18,027
    2/28/2005        21,128     18,407
    3/31/2005        20,675     18,081
    4/30/2005        20,016     17,738
    5/31/2005        21,107     18,302
    6/30/2005        21,848     18,328
    7/31/2005        22,528     19,010
    8/31/2005        22,590     18,836
    9/30/2005        22,507     18,989
   10/31/2005        22,404     18,672
   11/30/2005        23,372     19,379
   12/31/2005        23,996     19,385
    1/31/2006        25,736     19,899
    2/28/2006        24,877     19,953
    3/31/2006        25,578     20,201
    4/30/2006        25,894     20,472
    5/31/2006        24,425     19,883
    6/30/2006        24,380     19,910
    7/31/2006        24,538     20,033
    8/31/2006        25,013     20,510
    9/30/2006        24,809     21,038
   10/31/2006        25,193     21,724
   11/30/2006        26,775     22,137
   12/31/2006        26,274     22,447

JORDAN OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006

                                 SECURITY
                 SHARES         DESCRIPTION           VALUE
                 ------         -----------           -----
                 COMMON STOCK - 88.4%
                 CONSUMER DISCRETIONARY - 4.5%
                 12,300 Continental Airlines, Inc.,
                        Class B(a)                  $  507,375
                 12,800 Home Depot, Inc.               514,048
                                                    ----------
                                                     1,021,423
                                                    ----------
                 CONSUMER STAPLES - 5.6%
                  3,690 Allergan, Inc.                 441,841
                  6,300 Amgen, Inc.(a)                 430,353
                  5,000 Genetech, Inc.(a)              405,650
                                                    ----------
                                                     1,277,844
                                                    ----------
                 ENERGY - 24.7%
                 16,600 Delta Petroleum Corp.(a)       384,456
                 18,700 ENSCO International,
                        Inc.                           936,122
                  5,121 First Solar, Inc.(a)           152,606
                 22,800 Helix Energy Solutions
                        Group, Inc.(a)                 715,236
                 16,000 Schlumberger, Ltd.           1,010,560
                 19,800 Smith International, Inc.      813,186
                 11,800 Suntech Power Holdings
                        Co. Ltd, ADR(a)                401,318
                 14,900 Transocean, Inc.(a)          1,205,261
                                                    ----------
                                                     5,618,745
                                                    ----------
                 FINANCIAL - 10.7%
                  6,400 American International
                        Group, Inc.                    458,624
                  3,330 Goldman Sachs Group,
                        Inc.                           663,836
                  4,160 Intercontinental
                        Exchange, Inc.(a)              448,864
                  5,100 International Securities
                        Exchange, Inc.                 238,628
                  7,500 Morgan Stanley                 610,725
                                                    ----------
                                                     2,420,677
                                                    ----------

                                SECURITY
                  SHARES       DESCRIPTION           VALUE
                  ------       -----------           -----
                  INDUSTRIALS - 13.1%
                   9,400 Caterpillar, Inc.        $   576,502
                  10,800 Emerson Electric Co.         475,956
                   5,000 Energy Conversion
                         Devices, Inc.(a)             169,900
                  19,700 General Electric Co.         733,037
                  15,600 Honeywell
                         International, Inc.          705,744
                  18,790 Stanley, Inc.(a)             317,739
                                                  -----------
                                                    2,978,878
                                                  -----------
                  INFORMATION TECHNOLOGY - 24.4%
                   7,200 Apple Computer, Inc.(a)      610,848
                  38,000 Applied Materials, Inc.      701,100
                  16,500 Cisco Systems, Inc.(a)       450,945
                  18,400 Corning, Inc.(a)             344,264
                   2,616 Google, Inc., Class A(a)   1,204,615
                  16,200 MEMC Electronic
                         Materials, Inc.(a)           634,068
                  45,861 Taiwan Semiconductor
                         Manufacturing Co. Ltd.,
                         ADR                          501,261
                  26,400 Teradyne, Inc.(a)            394,944
                  13,200 Trident Microsystems,
                         Inc.(a)                      239,976
                  19,000 Xilinx, Inc.                 452,390
                                                  -----------
                                                    5,534,411
                                                  -----------
                  MATERIALS - 4.3%
                  12,100 AngloGold Ashanti
                         Ltd., ADR                    569,789
                   7,400 Freeport-McMoRan
                         Copper & Gold, Inc.,
                         Class B                      412,402
                                                  -----------
                                                      982,191
                                                  -----------
                  TELECOMMUNICATIONS - 1.1%
                  12,000 Shanda Interactive
                         Entertainment, Ltd.,
                         ADR(a)                       260,040
                                                  -----------
                  Total Common Stock
                  (Cost $18,005,916)               20,094,209
                                                  -----------

See Notes to Financial Statements.

JORDAN OPPORTUNITY FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006

                                   SECURITY
                    PRINCIPAL     DESCRIPTION      VALUE
                    ---------     -----------      -----
                    MONEY MARKET DEPOSIT ACCOUNT - 11.2%
                    $2,536,375 Citibank Money
                               Market Deposit
                               Account, 4.93%
                               (Cost $2,536,375) $2,536,375
                                                 ----------

    NUMBER OF      STRIKE EXPIRATION
    CONTRACTS      PRICE     DATE       VALUE
    ---------      ------ ----------    -----
PUT OPTIONS PURCHASED - 0.2%
 56  Standard &
     Poor's 400(R)
     (Cost
     $28,188)(a)   $1,400  01/20/07       36,400
                                     -----------
Total Investments - 99.8%
     (Cost $20,570,479)*             $22,666,984
                                     -----------
WRITTEN CALL OPTIONS - (0.4)%
(72) Apple
     Computer          75  01/20/07      (77,040)
(41) Inter
     continental
     Exchange,
     Inc.             105  01/20/07      (22,550)
                                     -----------
Total Options Written
     (Premiums Received
      $102,563)                          (99,590)
                                     -----------
Other Assets & Liabilities,
Net - 0.6%                               155,392
                                     -----------
NET ASSETS - 100.0%                  $22,722,786
                                     ===========

PORTFOLIO HOLDINGS
% OF TOTAL INVESTMENTS

                      Consumer Discretionary         4.5%
                      Consumer Staples               5.6%
                      Energy                        24.8%
                      Financial                     10.7%
                      Industrials                   13.1%
                      Information Technology        24.4%
                      Materials                      4.3%
                      Telecommunications             1.2%
                      Money Market Deposit Account  11.2%
                      Options                        0.2%
                                                   ------
                                                   100.0%
                                                   ======

---------------------
(a)Non-income producing security.
ADR American Depositary Receipt
* Cost for Federal income tax purposes is $20,631,210 and net unrealized appreciation (depreciation) consists of:

                   Gross Unrealized Appreciation $2,240,331
                   Gross Unrealized Depreciation   (304,147)
                                                 ----------
                   Net Unrealized Appreciation
                    (Depreciation)               $1,936,184
                                                 ==========

See Notes to Financial Statements.

JORDAN OPPORTUNITY FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006

ASSETS
  Total investments, at value (Cost $20,570,479)                       $22,666,984
  Receivables:
    Investment securities sold                                             374,212
    Dividends and interest                                                  13,829
  Prepaid expenses                                                           2,213
                                                                       -----------
Total Assets                                                            23,057,238
                                                                       -----------
LIABILITIES
  Call options written, at value (Premiums received $102,563)               99,590
  Payables:
    Investment securities purchased                                        157,166
  Accrued liabilities:
    Investment advisory fees                                                19,532
    Compliance services fees                                                 2,525
    Trustees' fees and expenses                                                220
    Other expenses                                                          55,419
                                                                       -----------
Total Liabilities                                                          334,452
                                                                       -----------

NET ASSETS                                                             $22,722,786
                                                                       ===========

COMPONENTS OF NET ASSETS
  Paid-in capital                                                      $20,667,719
  Accumulated undistributed net realized loss                              (44,411)
  Unrealized appreciation                                                2,099,478
                                                                       -----------

NET ASSETS                                                             $22,722,786
                                                                       ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Based on net assets of $22,722,786 and 2,178,568 shares outstanding
  (unlimited shares authorized)                                        $     10.43
                                                                       ===========

See Notes to Financial Statements.

JORDAN OPPORTUNITY FUND
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006

    INVESTMENT INCOME
      Dividend income (net foreign withholding taxes of $5,597)  $  182,500
      Interest income                                               133,290
                                                                 ----------
    Total Investment Income                                         315,790
                                                                 ----------
    EXPENSES
      Investment adviser fees                                       226,131
      Administrator fees                                             47,666
      Transfer agency fees                                           25,787
      Custodian fees                                                 14,094
      Accountant fees                                                36,847
      Registration fees                                              18,603
      Professional fees                                              46,740
      Trustees' fees and expenses                                     1,276
      Compliance services fees                                       29,813
      Amortization of offering costs                                    231
      Miscellaneous expenses                                         25,107
                                                                 ----------
    Total Expenses                                                  472,295
      Fees waived                                                    (7,956)
                                                                 ----------
    Net Expenses                                                    464,339
                                                                 ----------

    NET INVESTMENT INCOME (LOSS)                                   (148,549)
                                                                 ----------
    NET REALIZED AND UNREALIZED GAIN (LOSS)
    Net realized gain (loss) on:
      Investments                                                 2,802,439
      Written Options                                              (245,182)
                                                                 ----------
    Net realized gain (loss)                                      2,557,257
                                                                 ----------
    Net change in unrealized appreciation (depreciation):
      Investments                                                  (335,946)
      Written Options                                               (25,979)
                                                                 ----------
    Net change in unrealized appreciation (depreciation)           (361,925)
                                                                 ----------

    NET REALIZED AND UNREALIZED GAIN (LOSS)                       2,195,332
                                                                 ----------

    INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS            $2,046,783
                                                                 ==========

See Notes to Financial Statements.

JORDAN OPPORTUNITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                               YEAR     JANUARY 21, 2005/(A)/
                                              ENDED           THROUGH
                                           DECEMBER 31,     DECEMBER 31,
                                               2006             2005
                                           ------------ --------------------
  OPERATIONS
    Net investment income (loss)           $  (148,549)     $  (203,193)
    Net realized gain (loss)                 2,557,257        2,099,313
    Net change in unrealized appreciation
     (depreciation)                           (361,925)       2,461,403
                                           -----------      -----------
  Increase (Decrease) in Net Assets from
   Operations                                2,046,783        4,357,523
                                           -----------      -----------
  DISTRIBUTIONS TO SHAREHOLDERS
   FROM
    Net realized gains                      (2,385,385)      (1,963,854)
                                           -----------      -----------
  CAPITAL SHARE TRANSACTIONS
    Sale of shares                           2,072,379           55,674
    Contribution of securities at Fund's
     organization                                   --       18,191,393
    Reinvestment of distributions            2,271,812        1,904,045
    Redemption of shares                    (3,400,517)        (427,463)
    Redemption fees                                396               --
                                           -----------      -----------
  Increase (Decrease) from Capital Share
   Transactions                                944,070       19,723,649
                                           -----------      -----------
  Increase (Decrease) in Net Assets            605,468       22,117,318
  NET ASSETS
    Beginning of period                     22,117,318               --
                                           -----------      -----------
    End of period/(b)/                     $22,722,786      $22,117,318
                                           ===========      ===========
  SHARE TRANSACTIONS
    Sale of shares                             184,652           97,682
    Contribution of securities at Fund's
     organization                                   --        1,848,719
    Reinvestment of distributions              214,727          179,452
    Redemption of shares                      (304,095)         (42,569)
                                           -----------      -----------
  Increase (Decrease) in Shares                 95,284        2,083,284
                                           ===========      ===========

---------------------
/(a)/Commencement of operations
/(b)/Accumulated undistributed (distributions in excess of) net investment income of $0 and $0 respectively.

See Notes to Financial Statements.

JORDAN OPPORTUNITY FUND
FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

                                                                JANUARY 21, 2005/(A)/
                                                    YEAR              THROUGH
                                                    ENDED           DECEMBER 31,
                                              DECEMBER 31, 2006         2005
                                              ----------------- --------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $ 10.62            $ 10.00
                                                   -------            -------
INVESTMENT OPERATIONS
  Net investment income (loss)/(b)/                  (0.07)             (0.11)
  Net realized and unrealized gain (loss) on
   investments                                        1.10               1.76
                                                   -------            -------
Total from Investment Operations                      1.03               1.65
                                                   -------            -------
DISTRIBUTIONS TO SHAREHOLDERS
 FROM
  Net realized gains                                 (1.22)             (1.03)
                                                   -------            -------
  Redemption fees/(b)/                                  --/(c)/            --
                                                   -------            -------
NET ASSET VALUE, END OF PERIOD                     $ 10.43            $ 10.62
                                                   =======            =======
TOTAL RETURN                                          9.49%             16.53%/(d)/

RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)        $22,723            $22,117
Ratios to Average Net Assets:
  Net expenses                                        2.05%              1.94%/(e)/
  Gross expenses/(f)/                                 2.09%              2.15%/(e)/
  Net investment income (loss)                       (0.66)%            (1.09)%/(e)/

PORTFOLIO TURNOVER RATE/(D)/                           304%               384%/(d)/

---------------------
/(a)/Commencement of operations.
/(b)/Calculated based on average shares outstanding during the period. /(c)/Less than $0.01 per share.
/(d)/Not annualized.
/(e)/Annualized.
/(f)/Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

NOTE 1. ORGANIZATION

The Jordan Opportunity Fund (the "Fund") is a non-diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-eight investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund seeks capital appreciation by investing primarily in publicly traded stocks of U.S. companies irrespective of market capitalization size. As a non-diversified fund, the Fund may concentrate its investments in a limited number of issuers.

The Fund commenced operations on January 21, 2005 after it acquired the net assets of Stolper Defense Growth Partners L.P. (the "Partnership"), a Delaware limited partnership. In a tax-free transaction, the Partnership contributed net assets of $18,191,393 including unrealized gains of $1,261,306, in exchange for 1,848,719 Fund shares. The Partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund.

SECURITY VALUATION - Exchange traded securities and over-the-counter securities are valued using the last sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean of the current bid and asked prices provided by

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

independent pricing services. Debt securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Exchange-traded options are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which they are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued at broker-dealer bid quotation. Shares of open end mutual funds are valued at net asset value. Any short-term instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. All premium and discount are amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

OPTIONS - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2005

gain from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholders of net capital gains, if any, are declared at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

INCOME AND EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006

attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

OFFERING COSTS - Offering costs for the Fund of $3,692 consist of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs are amortized over a twelve-month period beginning with the commencement of operations of the Fund.

REDEMPTION FEES - A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, the Fund uses the first-in, first-out method to determine the holding period. Under this method, the date of redemption is compared with the earliest purchase date of shares held in the account. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - AN INTERPRETATION OF FAS 109 ("FIN 48") which is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years no later than June 30, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has recently begun to evaluate the application of FIN 48, and has not at this time determined the impact, if any, resulting from its adoption on the Fund's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS ("SFAS 157"), which is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management has recently begun to evaluate the application of SFAS 157, and has not at this time determined the impact, if any, resulting from the adoption on the Fund's financial statements.

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006


NOTE 3.  ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH RELATED
PARTIES

INVESTMENT ADVISER - Windowpane Advisors, LLC (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.

ADMINISTRATION AND OTHER SERVICES - Citigroup Fund Services, LLC ("Citigroup"), provides administration, portfolio accounting, and transfer agency services to the Fund.

DISTRIBUTION - Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services. The Distributor has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its funds.

Under a Compliance Services Agreement with the Trust, the Distributor provides a Chief Compliance Officer, Principal Executive Officer, Principal Financial Officer and Anti-Money Laundering Officer to the Trust as well as certain additional compliance support functions. The Principal Executive Officer of the Trust is also a principal of the Distributor. Foreside Compliance Services, LLC has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its funds.

OFFICERS - Certain officers of the Trust are directors, officers or employees of Citigroup or the Distributor.

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006


NOTE 4. WAIVER OF FEES

During the year, various Fund service providers have voluntarily agreed to waive a portion of their fees. These voluntary waivers may be reduced or eliminated at any time. For the year ended December 31, 2006 fees waived were:

                         COMPLIANCE  OTHER  TOTAL FEES
                          SERVICES  WAIVERS   WAIVED
                         ---------- ------- ----------
                           $3,570   $4,386    $7,956

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, for the period ended December 31, 2006, were as follows:

                             PURCHASES     SALES
                            ----------- -----------
                            $60,022,220 $62,051,325

NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

                                               JANUARY 21, 2005/(A)/
                                                     THROUGH
                                  DECEMBER 31,     DECEMBER 31,
                                      2006             2005
                                  ------------ --------------------
           Ordinary Income         $1,781,880       $  630,766
           Long-Term Capital Gain     603,505        1,333,088

---------------------
/(a)/Commencement of operations

As of December 31, 2006, the components of distributable earnings on a tax basis were as follows:

                   Undistributed Ordinary Income $  178,413
                   Undistributed Long-Term Gain      71,886
                   Capital and Other Losses        (131,415)
                   Unrealized Appreciation        1,936,184
                                                 ----------
                   Total                         $2,055,068

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006


The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, calendar year open straddle loses, and mark to market on section 1256 contracts.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2006. The following reclassification was the result of net operating losses and has no impact on the net assets of the Fund.

         Accumulated net investment income                  $ 148,549
         Accumulated undistributed net realized gain (loss)  (148,549)

NOTE 7. WRITTEN OPTION TRANSACTIONS

Transactions in options written during the period ended December 31, 2006 were as follows:

                                                    CALLS
                                            ---------------------
                                            NUMBER OF
                                            CONTRACTS   PREMIUMS
                                            --------- -----------
             OUTSTANDING, DECEMBER 31, 2005     226   $   173,292
             Options written                  2,500     1,500,936
             Options terminated in closing
               transactions                  (2,503)   (1,553,164)
             Options expired                   (110)      (18,501)
                                             ------   -----------
             OUTSTANDING, DECEMBER 31, 2006     113   $   102,563
                                             ======   ===========

                                                     PUTS
                                             -------------------
                                             NUMBER OF
                                             CONTRACTS  PREMIUMS
                                             --------- ---------
              OUTSTANDING, DECEMBER 31, 2005     --    $      --
              Options written                   750      317,500
              Options terminated in closing
                transactions                   (750)    (317,500)
              Options exercised                  --           --
              Options expired                    --           --
                                               ----    ---------
              OUTSTANDING, DECEMBER 31, 2006     --    $      --
                                               ====    =========

JORDAN OPPORTUNITY FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006


NOTE 8. OTHER INFORMATION

On December 31, 2006, one shareholder held approximately 27% of the outstanding shares for the Fund. Another shareholder held approximately 19% of the fund; this shareholder is an omnibus account, which is held on behalf of several individual shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Trustees of Forum Funds and Shareholders of
Jordan Opportunity Fund:

We have audited the accompanying statement of assets and liabilities of Jordan Opportunity Fund (the "Fund"), a series of Forum Funds, including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended, and for the period from January 21, 2005 (commencement of operations) through December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Jordan Opportunity Fund as of December 31, 2006, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for the year then ended and for the period from January 21, 2005 (commencement of operations) through December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 28, 2007

JORDAN OPPORTUNITY FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2006


INVESTMENT ADVISORY AGREEMENT APPROVAL

At the December 15, 2006 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the "Advisory Agreement"). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and the Administrator, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grow and whether the advisory fee would enable the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and the Board attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

The Board met with representatives of the Adviser and discussed the Adviser's personnel, operations and financial condition. Specifically, the Board discussed with the Adviser the adequacy of its resources and quality of services provided by the Adviser under the Advisory Agreement. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser. The Board then reviewed the Adviser's financial stability. The Adviser reviewed its balance sheet for the period ended October 31, 2006, noting that it is financially stable. Based on the foregoing, the Board concluded that the Adviser was financially able to provide investment advisory services to the Fund.

The Board then considered information provided by the Adviser regarding its costs of services and profitability with respect to the Fund. The Board considered the Adviser's resources devoted to the Fund as well as an assessment of costs and profitability provided by the Adviser. The Board concluded that the level of the Adviser's profits attributable to management of the Fund was not excessive in light of the services provided by the Adviser on behalf of the Fund.

JORDAN OPPORTUNITY FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2006


The Board also considered the Adviser's compensation for providing advisory services to the Fund and analyzed comparative information on fees and total expenses of similar mutual funds. The Board noted that the Adviser's contractual advisory fee rate was higher than the mean and median advisory fee for its Lipper Inc. peer group and its total expense ratio was also higher than the mean and median expenses for its Lipper Inc. peer group. The Board recognized that it was difficult to compare advisory fees and expense ratios because of variations in the services provided by the Adviser that are included in the fees paid by other funds. The Board concluded that the Adviser's advisory fee charged to the Fund was reasonable.

The Adviser also discussed its approach to managing the Fund as well as the Fund's performance. The Board considered the Fund's performance, noting that the Fund underperformed its index for the 3- and 6-month periods and outperformed its Lipper Inc. peer group for the 1-year period while only slightly lagged behind its benchmark for the 3-year period. The Board also observed that the Fund outperformed its benchmark for 5-year period. The Board noted that the Fund's long-term performance would be taken into consideration in its evaluation of the overall arrangements between the Fund and the Adviser.

The Board then considered whether the Fund would benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints. The Board considered the size of the Fund and concluded that it would not be necessary to consider the implementation of fee breakpoints at this time.

The Board noted the Adviser's representation that it does not receive other benefits from its relationship with the Fund. Based on the foregoing, the Board concluded that other benefits received by the Adviser from its relationship with the Funds were not a material factor to consider in approving the continuation of the Advisory Agreement.

Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. The Board also discussed the proposed approval of the continuance of the Advisory Agreement. Based upon its review, the Board concluded that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and other such matters as the Board considered relevant in the exercise of its reasonable judgment.

JORDAN OPPORTUNITY FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2006


PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (800) 441-7013 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the twelve-month period ended December 31, is available, without charge and upon request, by calling (800) 441-7013, or on the Fund's website at www.jordanopportunity.com and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 through December 31, 2006.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

JORDAN OPPORTUNITY FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2006


HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) for certain share classes, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs had been included, your costs would have been higher.

                                       ENDING
                        BEGINNING   ACCOUNT VALUE  EXPENSES   ANNUALIZED
                      ACCOUNT VALUE DECEMBER 31,  PAID DURING  EXPENSE
                      JULY 1, 2006      2006        PERIOD*     RATIO*
                      ------------- ------------- ----------- ----------
        Actual Return   $1,000.00     $1,077.68     $10.95       2.09%
        Hypothetical
          Return        $1,000.00     $1,014.67     $10.61       2.09%

---------------------
* Expenses are equal to the Funds' annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR

INCOME DIVIDENDS - For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The Fund paid short term capital gains of $1,781,880 for the tax year ended December 31, 2006. The Fund designates 6.71% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 6.74% for the qualified

JORDAN OPPORTUNITY FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2006

dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code. The Fund also designates 100.00% as qualified short-term capital gain dividends exempt from U.S. tax for foreign shareholders (QSD).

CAPITAL GAIN DIVIDENDS - The Fund paid long-term capital gain dividends of $603,505 for the tax year ended December 31, 2006.

TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for oversight of the management of the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following table gives information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another registered investment company (collectively, "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. The Trustees and officers listed below also serve in the same capacities noted below for Monarch Funds with the exception of Mr. Collier and Ms. Bakke who do not serve as officers of Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Two Portland Square, Portland, Maine 04101, unless otherwise indicated. Each Trustee oversees thirty-two portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds. Mr. Keffer is an Interested Trustee/Director of Monarch Funds and Wintergreen Fund, Inc., another registered open-end investment company. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by (800) 441-7013

JORDAN OPPORTUNITY FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2006


                                                LENGTH OF       PRINCIPAL
                                                  TIME        OCCUPATION(S)
NAME AND BIRTH DATE     POSITION WITH THE TRUST  SERVED    DURING PAST 5 YEARS
-------------------     ----------------------- --------- ---------------------
INDEPENDENT TRUSTEES
J. Michael Parish         Chairman of the       Trustee   Retired; Partner,
Born: November 9, 1943    Board; Trustee;       since     Wolf, Block, Schorr
                          Chairman,             1989      and Solis-Cohen LLP
                          Compliance            (Chairman (law firm) 2002 -
                          Committee,            since     2003; Partner, Thelen
                          Nominating            2004)     Reid & Priest LLP
                          Committee, Audit                (law firm) 1995-
                          Committee and                   2002.
                          Qualified Legal
                          Compliance
                          Committee

INTERESTED TRUSTEE
Costas Azariadis          Trustee; Chairman,    Since     Professor of
Born: February 15, 1943   Valuation             1989      Economics,
                          Committee, Audit                Washington
                          Committee                       University (effective
                                                          2006); Professor of
                                                          Economics,
                                                          University of
                                                          California-Los
                                                          Angeles 1992-2006.

James C. Cheng            Trustee; Chairman,    Since     President,
Born: July 26, 1942       Audit Committee       1989      Technology
                                                          Marketing Associates
                                                          (marketing company
                                                          for small and
                                                          medium sized
                                                          businesses in New
                                                          England).

JORDAN OPPORTUNITY FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2006

                                               LENGTH OF        PRINCIPAL
                                                 TIME         OCCUPATION(S)
NAME AND BIRTH DATE    POSITION WITH THE TRUST  SERVED     DURING PAST 5 YEARS
-------------------    ----------------------- --------- -----------------------
John Y. Keffer          Trustee; Chairman,       Since   President, Forum
Born: July 15, 1942     Contracts Committee      1989    Foundation (a
                                                         charitable
                                                         organization) since
                                                         2005; President,
                                                         Forum Trust (a non-
                                                         depository trust
                                                         company) since 1997;
                                                         President, Citigroup
                                                         Fund Services, LLC
                                                         ("Citigroup") 2003-
                                                         2005; President,
                                                         Forum Financial
                                                         Group, LLC
                                                         ("Forum") (a fund
                                                         services company
                                                         acquired by Citibank,
                                                         N.A. in 2003).

OFFICERS
Simon D. Collier        President; Principal     Since   Managing Partner,
Born: October 22, 1961  Executive Officer        2005    Foreside Financial
                                                         Group, since April
                                                         2005; President,
                                                         Foreside Services,
                                                         Inc. (a staffing
                                                         services firm) since
                                                         January 2007; Chief
                                                         Operating Officer and
                                                         Managing Director,
                                                         Global Fund Services,
                                                         Citigroup 2003-2005;
                                                         Managing Director,
                                                         Global Securities
                                                         Services for Investors,
                                                         Citibank, N.A. 1999-
                                                         2003.

JORDAN OPPORTUNITY FUND
ADDITIONAL INFORMATION (Unaudited)
DECEMBER 31, 2006

                                                LENGTH OF        PRINCIPAL
                                                  TIME         OCCUPATION(S)
NAME AND BIRTH DATE     POSITION WITH THE TRUST  SERVED     DURING PAST 5 YEARS
-------------------     ----------------------- ---------- ---------------------
Trudance L.C. Bakke      Treasurer; Principal   Since      Director, Foreside
Born: August 11, 1971    Financial Officer      2005       Compliance Services,
                                                (Principal LLC since 2006;
                                                Financial  Product Manager,
                                                Officer    Citigroup 2003-2006;
                                                since      Senior Manager of
                                                2006)      Corporate Finance,
                                                           Forum 1999-2003.

Beth P. Hanson           Vice President;        Since      Relationship
Born: July 15, 1966      Assistant Secretary    2003       Manager, Citigroup
                                                           since 2003;
                                                           Relationship
                                                           Manager, Forum
                                                           1999-2003.

Sara M. Morris           Vice President         Since      Director and
Born: September 18,                             2004       Relationship Manager,
 1963                                                      Citigroup since 2004;
                                                           Chief Financial
                                                           Officer, The VIA
                                                           Group, LLC (a
                                                           strategic marketing
                                                           company) 2000-2003.

David M. Whitaker        Secretary              Since      Product Manager,
Born: September 6, 1971                         2004       Citigroup since 2004;
                                                           Assistant Counsel,
                                                           PFPC, Inc. (a fund
                                                           services company)
                                                           1999-2004.

                                    [GRAPHIC]


Investment Advisor
Windowpane Advisors, LLC
One America Plaza
600 West Broadway, Suite 1225
San Diego, California 92101
www.windowpanefunds.com

Transfer Agent
Citigroup Fund Services, LLC
Two Portland Square
Portland, Maine 04101

Distributor
Foreside Fund Services, LLC
Two Portland Square, 1st Floor
Portland, Maine 04101
www.foresides.com

Jordan Opportunity Fund
P.O. Box 446
Portland, Maine 04112
www.jordanopportunity.com

This report is submitted for the
general information of the
shareholders of the Fund. It is not
authorized for distribution to
prospective investors unless
preceded or accompanied by an
effective prospectus, which
includes information regarding
the Fund's risks, objectives, fees
and expenses, experience of its
management, and other information.

FOR MORE INFORMATION

JORDAN OPPORTUNITY FUND

[GRAPHIC] A WINDOWPANE FUND

                                    [GRAPHIC]

                            POLARIS GLOBAL VALUE FUND

                                 ANNUAL REPORT
                               December 31, 2006

                                 [LOGO] POLARIS
                              CAPITAL MANAGEMENT, INC.
                          http://www.polarisfunds.com

                                (888) 263-5594

                               TABLE OF CONTENTS

                                                                  Page
                                                                  ----

          A Message to Our Shareholders..........................   1

          Performance Chart and Analysis.........................   6

          Schedule of Investments................................   7

          Statement of Assets and Liabilities....................  10

          Statement of Operations................................  11

          Statements of Changes in Net Assets....................  12

          Financial Highlights...................................  13

          Notes to Financial Statements..........................  14

          Report of Independent Registered Public Accounting Firm  18

          Additional Information (Unaudited).....................  19

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2006
--------------------------------------------------------------------------------

Dear Fellow Shareholder,

For the year ended December 31, 2006, the Polaris
Global Value Fund ("the Fund") advanced 24.57%, 4.50%
ahead of the MSCI World Index, net that advanced
20.07%.                                                                                     [GRAPHIC]
                                                                                   LIPPER FUND AWARDS
                                                                                             USA 2006


                          --------------------------------------------------------------------------
                                        2006                        As of December 31, 2006
                          --------------------------------------------------------------------------
                           YTD    QIV   QIII   QII    QI    1 Yr  3 Yrs  5 Yrs  10 Yrs 15 Yrs  ITD
                          --------------------------------------------------------------------------
Polaris Global Value Fund 24.57% 11.62% 2.96% -1.13% 9.63% 24.57% 19.40% 21.05% 13.59% 14.67% 12.65%
MSCI World Index, net
 dividends reinvested     20.07%  8.37% 4.47% -0.51% 6.60% 20.07% 14.68%  9.97%  7.64%  8.69%  7.56%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH END PERFORMANCE, PLEASE CALL (888) 263-5594 OR VISIT THE FUND'S WEBSITE AT WWW.POLARISFUNDS.COM. SHARES REDEEMED OR EXCHANGED WITHIN 180 DAYS OF PURCHASE WILL BE CHARGED A 1.00% FEE. FUND PERFORMANCE SHOWN FOR PERIODS OF 180 DAYS OR LESS DOES NOT REFLECT THIS FEE; OTHERWISE, IF REFLECTED, THESE RETURNS WOULD HAVE BEEN LOWER. RETURNS GREATER THAN 1 YEAR ARE ANNUALIZED. SEE PAGE 5 FOR ADDITIONAL DISCLOSURE.

The table above summarizes the Fund's performance for various reporting periods. The Fund continues to maintain a satisfactory performance margin over its benchmark for the inception-to-date (7/31/89), 1-, 3-, 5-, 10- and 15-year time periods. The Fund's inception-to-date performance has exceeded benchmark returns with lower market risk, as measured by the beta statistic of 0.80 (volatility measurement relative to the MSCI World Index).

The Fund was awarded the 2006 Lipper Fund Award in the Global Multi-Cap Value category. The Fund was measured against 13 peer funds for the three-year period ended December 31, 2005. Lipper presents the award each calendar year to one fund in each category that has achieved a strong trend of risk-adjusted returns relative to other funds in its category. This is the second year in a row that the Polaris Global Value Fund has been awarded this distinction.

2006 PERFORMANCE ANALYSIS:

Satisfactory performance for the year can be attributed to stock picks in almost all countries, with the exception of South Korea. All countries, except the U.S., Australia and South Korea, delivered returns in excess of 20%; the Fund's holdings in 12 countries (out of 19 total countries) experienced returns in excess of 30%.

U.S. holdings contributed the most total return for the Fund, as 35% of the average portfolio composition in 2006 was invested in the U.S. -- more than in any other country. U.S. equities underperformed non-U.S. equities for the full year 2006 (14.7% for the MSCI USA Index vs. 26.3% for the MSCI EAFE Index); the portfolio management's decision to invest more of the portfolio outside the U.S. has proved to be the appropriate country allocation decision for several years running.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2006
--------------------------------------------------------------------------------


Countries that substantially contributed to positive performance included Finland, United Kingdom, Japan, South Africa and Norway. The Fund's increase in Japanese holdings during the first and second quarters of 2006 was a good decision; Japanese holdings advanced more than 24% in 2006, while the Japanese market as a whole increased a very modest 5.1%. The Fund invested in out-of-favor domestic sectors, such as milk production, breweries, railways and telecommunications. Meiji Dairies, a milk products company, was one of the best performing; the Fund's position in the company gained nearly 50%. KDDI, an aggressive cellular competitor, also gained nearly 50%. Investments in slow growing, regulated Japanese utilities resulted in gains in excess of 30%.

Sector performance was bolstered by successes in Industrial, Materials, and Consumer Discretionary. Telecommunications, Consumer Staples, Utilities, and Energy advanced from 25% to just under 40% for the year. Scandinavian companies in crane building, fertilizer, cargo handling and elevators were the most important influences on Fund performance for the year. A small South-African copper mining company advanced on news of mine progress in the Democratic Republic of Congo, a country with many copper prospects. South African platinum producer, Impala Platinum, increased strongly due to a second-half depreciation in the South African Rand. British homebuilders continued to advance and were important contributors.

Partially offsetting these gains were holdings in Korean technology companies, a U.S. health care insurer, and several U.S. financial servicing companies, including small- and mid-sized banks. We had expected rising interest rates to increase bank net interest margins in the second half of 2006 and, while this has started, earnings have not improved enough yet. A flat or potentially inverted yield curve may limit the banks' ability to increase earnings, although management teams have been resourceful in the face of challenging environments. The Polaris research team is busy stress-testing financial models to determine if further patience in the banking sector is justified. While the Fund's bank holdings are good values, the Polaris research process continues to analyze markets to determine if better opportunities lie elsewhere.

The following table shows the Fund's asset allocation at December 31, 2006.

                                                             Polaris Global Value Fund Asset Allocation
            --------------------------------------------------------------------------------------------------------------
              WORLD
             MARKET   Portfolio                                          Consumer   Consumer Health            Information
            WEIGHTING Weighting Energy Utilities Materials Industrials Discretion'y Staples   Care  Financials Technology
            ---------------------------------------------------------------------------------------------------------------
N. America    52.23%    35.09%  1.27%    1.37%     3.81%      8.86%        1.40%     0.00%   2.60%    14.56%      0.00%
Japan         10.77%    13.53%  0.00%    2.61%     2.84%      3.99%        0.00%     2.78%   0.00%     0.00%      0.00%
Other Asia     4.04%     5.17%  0.00%    0.00%     1.29%      0.00%        0.00%     0.00%   0.00%     0.00%      2.58%
Europe        30.19%    25.89%  1.23%    0.00%     3.96%      2.80%       10.54%     1.41%   0.00%     4.73%      0.00%
Scandinavia    2.76%    14.19%  0.00%    0.00%     2.86%      6.96%        0.86%     0.85%   0.00%     2.66%      0.00%
Africa & S.
 America       0.00%     5.03%  1.26%    0.00%     3.77%      0.00%        0.00%     0.00%   0.00%     0.00%      0.00%
Cash           0.00%     1.11%  0.00%    0.00%     0.00%      0.00%        0.00%     0.00%   0.00%     0.00%      0.00%
                      ----------------------------------------------------------------------------------------------------
Industry
 Totals                100.00%  3.76%    3.98%    18.52%     22.60%       12.81%     5.05%   2.60%    21.95%      2.58%
                      ====================================================================================================
MARKET
 WEIGHTING   100.00%            9.05%    4.39%     5.95%     10.66%       11.45%     8.03%   9.17%    26.39%     10.44%
             -------            ------------------------------------------------------------------------------------------

            ---------------------

            Telecom.
            Services Other Cash
            --------------------
N. America   1.22%   0.00% 0.00%
Japan        1.31%   0.00% 0.00%
Other Asia   1.29%   0.00% 0.00%
Europe       1.22%   0.00% 0.00%
Scandinavia  0.00%   0.00% 0.00%
Africa & S.
 America     0.00%   0.00% 0.00%
Cash         0.00%   0.00% 1.11%
            ---------------------
Industry
 Totals      5.04%   0.00% 1.11%
            =====================
MARKET
 WEIGHTING   4.46%   0.00% 0.00%
            ---------------------

                      Table may not foot due to rounding.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2006
--------------------------------------------------------------------------------


INVESTMENT ENVIRONMENT AND INVESTMENT STRATEGY:

The valuation of equities worldwide continues to favor non-U.S. investments. Modest increases in U.S. corporate free cash flow were accompanied by strong U.S. stock market performance; therefore, the valuation of U.S. stocks has not improved from Polaris' strict value perspective. Polaris' valuation screens show fewer U.S. opportunities than at the beginning of 2006, so there is a possibility the Fund's U.S. weighting may decrease. International equity valuations remain healthy and the research team has identified many potential investment opportunities. The current Fund holdings have good investment merit; the research team continues to critically evaluate and review the portfolio.

POLARIS CAPITAL MANAGEMENT, INC. UPDATES:

MORNINGSTAR NOMINATION

In late December, Morningstar Inc. revealed its five nominees for International-Stock Manager of the Year for 2006. Bernard R. Horn, Jr. of Polaris Capital Management was chosen as one of the select five finalists.

According to Morningstar, each of the five nominees must have exhibited strong performance in 2006 - but the honors are not a reward for a single year. Equally critical are the managers' long-term records and other factors such as a sound strategy and manager commitment toward the funds' shareholders.

With so many worthy managers leading international funds these days, it's simply tough to make the final cut, noted Morningstar. It's also worth noting that the combination of strong markets and strong currencies propelled many international funds to high returns last year.

SMARTMONEY MAGAZINE -- FEBRUARY 2007

The February 2007 issue of SMARTMONEY MAGAZINE cover story "The 35 Best Mutual Funds" profiles the top mutual funds of the year, highlighting one manager in each investment category. The Polaris Global Value Fund was chosen as the top pick in the global category; Fund manager Bernard R. Horn discusses the Fund's investment philosophy, which is focused on scouring the globe for stocks with high free cash flow, good management and strong financials.

SMARTMONEY MAGAZINE discovered that many of the fund managers who trade best trade least. To track down the top 35, the magazine's search started with funds from seven categories, each with great records and promising outlooks. Then factored in was the difference between returns before and after taxes. Additionally, the magazine looked for funds that minimize trading and tax costs by holding down turnover -- the percentage of the portfolio that gets replaced each year. Finally, funds were eliminated that had a combination of expense ratios and 12b-1 marketing fees that were too high.

REVIEW QUARTERLY REPORTS ONLINE

We have made many new revisions to our Web site, including the ability to view the quarterly report and the quarterly Fund fact sheet online. Please visit the Fund Web site each quarter for the reports: www.polarisfunds.com. In addition, the Fund will be exploring further automation in the near future including the ability to send shareholders electronic statements.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2006
--------------------------------------------------------------------------------


We welcome your questions and comments.

Sincerely,

/s/ Bernard R. Horn, Jr.
Bernard R. Horn, Jr.
Portfolio Manager

THE FUND INVESTS IN SECURITIES OF FOREIGN ISSUERS, INCLUDING ISSUERS LOCATED IN COUNTRIES WITH EMERGING CAPITAL MARKETS. INVESTMENTS IN SUCH SECURITIES ENTAIL CERTAIN RISKS NOT ASSOCIATED WITH INVESTMENTS IN DOMESTIC SECURITIES, SUCH AS VOLATILITY OF CURRENCY EXCHANGE RATES, AND IN SOME CASES, POLITICAL AND ECONOMIC INSTABILITY AND RELATIVELY ILLIQUID MARKETS. Fund performance includes reinvestment of dividends and capital gains. During the period, some of the Fund's fees were waived or expenses reimbursed. In the absence of these waivers and reimbursements, performance figures would be lower.

On June 1, 1998, a limited partnership managed by the adviser reorganized into the Fund. The predecessor limited partnership maintained an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund's performance for the periods before June 1, 1998 is that of the limited partnership and includes the expenses of the limited partnership. If the limited partnership's performance had been readjusted to reflect the second year expenses of the Fund, the Fund's performance for all the periods would have been lower. The limited partnership was not registered under the Investment Company Act of 1940 ("1940 Act") and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

AS OF DECEMBER 31, 2006, THE FUND'S TOP 10 HOLDINGS AND THE PERCENTAGES THEY REPRESENT IN THE FUND'S PORTFOLIO MARKET VALUE ARE AS FOLLOWS:

                                                Percentage
                                                of Market
                      Issuer                      Value
                      ------                    ----------
                      Yara International Asa      1.63%
                      KCI Konecranes Oyj          1.58%
                      Maruichi Steel Tube, Ltd.   1.56%
                      Andritz AG                  1.49%
                      Methanex Corp.              1.44%
                      Peugeot SA                  1.43%
                      Kone Oyj, Class B           1.42%
                      Greencore Group plc.        1.41%
                      Asahi Breweries             1.41%
                      Bellway plc.                1.39%

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
DECEMBER 31, 2006
--------------------------------------------------------------------------------


The MSCI World, EAFE, and USA Indexes, net dividends reinvested ("MSCI World, net") measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The MSCI World, net is unmanaged and does include the reinvestment of dividends, net of withholding taxes. The MSCI World, EAFE, Europe and USA Indexes measure the performance of stock markets in these geographic areas including reinvestment of gross dividends. One cannot invest directly in an index or an average.

The views in this report were those of the Fund manager as of December 31, 2006, and may not reflect the views of the manager anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investment and do not constitute investment advice.

The Fund's annual performance is as follows:

Historical Calendar Year Annual Returns (years ended December 31)

                                   Polaris
                                   Global   MSCI
                                    Value   World
                              -    ------- -------
                              2006  24.57%  20.07%
                              2005  10.52%   9.49%
                              2004  23.63%  14.72%
                              2003  47.06%  33.11%
                              2002   3.82% -19.89%
                              2001   2.21% -16.82%
                              2000  -5.82% -13.18%
                              1999  16.50%  24.93%
                              1998  -8.85%  24.34%
                              1997  34.56%  15.76%
                              1996  23.32%  13.48%
                              1995  31.81%  20.72%
                              1994  -2.78%   5.08%
                              1993  25.71%  22.50%
                              1992   9.78%  -5.23%
                              1991  17.18%  18.28%
                              1990 -11.74% -17.02%

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
PERFORMANCE CHART AND ANALYSIS
DECEMBER, 31, 2006
--------------------------------------------------------------------------------

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in the Fund compared with the Morgan Stanley Capital International World Index ("MSCI"), over the past 10 fiscal years. The MSCI measures the performance of a diverse range of global stock markets in the United States, Canada, Europe, Australia, New Zealand and the Far East. The total return of the Fund includes operating expenses that reduce returns, while the total return of the MSCI does not include expenses. The Fund is professionally managed while the MSCI is unmanaged and is not available for investment. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. For the most recent month end performance please call (888) 263-5594. Visit the Fund's Web site at www.polarisfunds.com

    Average Annual Total Return as of 12/31/2006 One Year Five Year Ten Year
    -------------------------------------------- -------- --------- --------
             Polaris Global Value Fund            24.57%   21.05%    13.59%
             MSCI                                 20.07%    9.97%     7.64%

    Investment Value on 12/31/2006
    ------------------------------
             Polaris Global Value Fund           $35,745
             MSCI                                $20,884

                                     [CHART]

                   Polaris Global Value Fund          MSCI World Index
                   -------------------------          ----------------

12/31/1996                $10,000                        $10,000
 1/31/1997                 10,472                         10,119
 2/28/1997                 10,488                         10,233
 3/31/1997                 10,417                         10,029
 4/30/1997                 10,742                         10,355
 5/31/1997                 11,637                         10,992
 6/30/1997                 12,548                         11,538
 7/31/1997                 13,687                         12,068
 8/31/1997                 13,444                         11,259
 9/30/1997                 14,389                         11,868
10/31/1997                 13,503                         11,242
11/30/1997                 13,317                         11,439
12/31/1997                 13,455                         11,576
 1/31/1998                 13,446                         11,897
 2/28/1998                 14,156                         12,700
 3/31/1998                 14,627                         13,234
 4/30/1998                 14,965                         13,362
 5/31/1998                 14,555                         13,192
 6/30/1998                 13,944                         13,503
 7/31/1998                 13,769                         13,480
 8/31/1998                 11,076                         11,680
 9/30/1998                 11,149                         11,885
10/31/1998                 11,804                         12,957
11/30/1998                 12,415                         13,725
12/31/1998                 12,264                         14,394
 1/31/1999                 11,922                         14,707
 2/28/1999                 11,699                         14,314
 3/31/1999                 11,788                         14,907
 4/30/1999                 13,366                         15,493
 5/31/1999                 12,815                         14,925
 6/30/1999                 13,753                         15,619
 7/31/1999                 14,021                         15,570
 8/31/1999                 13,961                         15,540
 9/30/1999                 13,410                         15,387
10/31/1999                 13,663                         16,185
11/30/1999                 13,559                         16,638
12/31/1999                 14,288                         17,983
 1/31/2000                 13,728                         16,951
 2/29/2000                 12,991                         16,995
 3/31/2000                 13,664                         18,167
 4/30/2000                 13,455                         17,397
 5/31/2000                 13,375                         16,954
 6/30/2000                 13,776                         17,523
 7/31/2000                 13,632                         17,028
 8/31/2000                 14,192                         17,580
 9/30/2000                 13,263                         16,643
10/31/2000                 12,911                         16,362
11/30/2000                 12,590                         15,367
12/31/2000                 13,457                         15,613
 1/31/2001                 14,356                         15,914
 2/28/2001                 14,187                         14,567
 3/31/2001                 13,677                         13,608
 4/30/2001                 14,424                         14,611
 5/31/2001                 14,577                         14,420
 6/30/2001                 14,288                         13,967
 7/31/2001                 13,983                         13,780
 8/31/2001                 14,000                         13,117
 9/30/2001                 11,794                         11,959
10/31/2001                 12,150                         12,187
11/30/2001                 13,287                         12,907
12/31/2001                 13,755                         12,986
 1/31/2002                 14,029                         12,592
 2/28/2002                 14,888                         12,481
 3/31/2002                 16,227                         13,031
 4/30/2002                 16,760                         12,588
 5/31/2002                 16,691                         12,609
 6/30/2002                 16,021                         11,841
 7/31/2002                 14,390                         10,842
 8/31/2002                 14,545                         10,861
 9/30/2002                 13,394                          9,665
10/31/2002                 13,703                         10,377
11/30/2002                 14,648                         10,935
12/31/2002                 14,280                         10,404
 1/31/2003                 14,021                         10,087
 2/28/2003                 13,626                          9,910
 3/31/2003                 13,385                          9,878
 4/30/2003                 14,813                         10,753
 5/31/2003                 16,103                         11,365
 6/30/2003                 16,654                         11,560
 7/31/2003                 17,652                         11,794
 8/31/2003                 18,409                         12,047
 9/30/2003                 18,305                         12,120
10/31/2003                 19,699                         12,838
11/30/2003                 20,232                         13,032
12/31/2003                 20,999                         13,848
 1/31/2004                 21,767                         14,070
 2/29/2004                 22,255                         14,306
 3/31/2004                 22,674                         14,211
 4/30/2004                 22,028                         13,920
 5/31/2004                 22,203                         14,047
 6/30/2004                 22,778                         14,335
 7/31/2004                 22,098                         13,867
 8/31/2004                 22,429                         13,928
 9/30/2004                 23,057                         14,192
10/31/2004                 23,389                         14,539
11/30/2004                 24,993                         15,303
12/31/2004                 25,962                         15,887
 1/31/2005                 25,664                         15,529
 2/28/2005                 26,874                         16,021
 3/31/2005                 26,208                         15,711
 4/30/2005                 25,190                         15,368
 5/31/2005                 25,769                         15,641
 6/30/2005                 26,138                         15,776
 7/31/2005                 27,173                         16,327
 8/31/2005                 27,383                         16,450
 9/30/2005                 28,050                         16,878
10/31/2005                 26,980                         16,468
11/30/2005                 27,909                         17,017
12/31/2005                 28,694                         17,394
 1/31/2006                 30,164                         18,170
 2/28/2006                 30,518                         18,143
 3/31/2006                 31,457                         18,542
 4/30/2006                 32,378                         19,105
 5/31/2006                 31,174                         18,453
 6/30/2006                 31,103                         18,447
 7/31/2006                 31,085                         18,562
 8/31/2006                 31,811                         19,044
 9/30/2006                 32,024                         19,271
10/31/2006                 33,087                         19,979
11/30/2006                 34,433                         20,468
12/31/2006                 35,745                         20,884

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006
--------------------------------------------------------------------------------

              Shares        Security Description          Value
             --------- ------------------------------- ------------
             COMMON STOCK - 98.3%
             AUSTRALIA - 1.3%
               138,350 BHP Billiton, Ltd. ADR          $  5,499,413
               125,700 BHP Billiton plc                   2,300,336
                                                       ------------
                                                          7,799,749
                                                       ------------
             AUSTRIA - 1.5%
                41,503 Andritz AG                         9,001,311
                                                       ------------
             BELGIUM - 2.3%
                48,342 KBC Groep NV                       5,928,284
                52,106 Solvay SA, Class A                 7,992,499
                                                       ------------
                                                         13,920,783
                                                       ------------
             CANADA - 1.4%
               319,436 Methanex Corp.                     8,738,620
                                                       ------------
             FINLAND - 6.9%
               149,496 Cargotec Corp., Class B            8,308,074
               324,920 KCI Konecranes Oyj                 9,564,670
               151,120 Kone Oyj, Class B                  8,565,894
               294,160 UPM-Kymmene Oyj                    7,424,380
               298,993 YIT-Yhtyma Oyj                     8,268,634
                                                       ------------
                                                         42,131,652
                                                       ------------
             FRANCE - 5.3%
                73,505 Christian Dior SA                  7,835,164
                94,111 Compagnie de Saint-Gobain SA       7,907,287
                89,928 Imerys SA                          8,000,986
               130,753 Peugeot SA                         8,664,511
                                                       ------------
                                                         32,407,948
                                                       ------------
             GERMANY - 1.2%
                62,540 Continental AG                     7,282,230
                                                       ------------
             IRELAND - 2.7%
               190,330 CRH plc                            7,934,290
             1,380,917 Greencore Group plc                8,531,043
                                                       ------------
                                                         16,465,333
                                                       ------------
             JAPAN - 13.4%
               531,100 Asahi Breweries, Ltd.              8,501,706
                   748 Central Japan Railway Co.          7,731,104
               859,120 Iino Kaiun Kaisha, Ltd.            8,323,729
               291,800 Kansai Electric Power Co., Inc.    7,870,913
                 1,168 KDDI Corp.                         7,920,474
               340,700 Maruichi Steel Tube, Ltd.          9,418,957
             1,059,000 Meiji Dairies Corp.                8,338,162
             1,104,000 Nippon Yusen KK                    8,070,921
             2,024,000 Showa Denko KK                     7,755,506

              Shares        Security Description          Value
             --------- ------------------------------- ------------
               244,000 Tokyo Electric Power Co., Inc.  $  7,893,786
                                                       ------------
                                                         81,825,258
                                                       ------------
             SOUTH KOREA - 3.9%
                 8,586 Samsung Electronics Co., Ltd.      5,665,466
                 7,020 Samsung Electronics Co., Ltd.
                       GDR(b)                             2,313,581
               110,504 Samsung SDI Co., Ltd.              7,648,447
                32,592 SK Telecom Co., Ltd.               7,805,942
                                                       ------------
                                                         23,433,436
                                                       ------------
             MEXICO - 1.2%
               223,133 Cemex SAB de CV ADR                7,548,589
                                                       ------------
             NETHERLANDS - 1.3%
               239,975 ABN Amro Holdings NV               7,713,539
                                                       ------------
             NORWAY - 5.0%
               513,000 Aker Seafoods ASA                  2,468,403
               404,023 Austevoll Seafood ASA(a)           2,689,253
               673,484 Camillo Eitzen & Co. AS            7,291,360
               548,765 DNB NOR ASA                        7,789,456
               119,280 Eitzen Maritime Services ASA(a)       47,828
               433,920 Yara International ASA             9,865,298
                                                       ------------
                                                         30,151,598
                                                       ------------
             PORTUGAL - 1.2%
               569,203 Portugal Telecom SGPS SA           7,393,515
                                                       ------------
             SOUTH AFRICA - 5.0%
               302,913 Impala Platinum Holdings, Ltd.     7,939,600
             3,044,319 Metorex, Ltd.(a)                   7,025,352
               471,240 Sappi, Ltd.                        7,887,564
               208,150 Sasol, Ltd.                        7,673,382
                                                       ------------
                                                         30,525,898
                                                       ------------
             SPAIN - 2.4%
               288,743 Banco Bilboa Vizcaya Argentaria
                       SA                                 6,952,244
               214,280 Repsol YPF SA                      7,410,912
                                                       ------------
                                                         14,363,156
                                                       ------------
             SWEDEN - 2.2%
                86,070 Autoliv, Inc.                      5,190,021
               336,178 Investor AB, Class B               8,249,044
                                                       ------------
                                                         13,439,065
                                                       ------------
             UNITED KINGDOM - 7.9%
               336,620 Barratt Developments plc           8,141,108
               278,960 Bellway plc                        8,434,627

See Notes to Financial Statements.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006
--------------------------------------------------------------------------------

            Shares          Security Description           Value
           --------- ---------------------------------- ------------
             641,833 Crest Nicholson plc                $  7,773,890
             679,414 George Wimpey plc                     7,430,779
             716,801 Lloyds TSB Group plc                  8,022,163
             274,035 Persimmon plc                         8,189,120
                                                        ------------
                                                          47,991,687
                                                        ------------
           UNITED STATES - 32.2%
             303,553 Adesa, Inc.                           8,423,596
             284,086 Ameris Bancorp                        8,005,543
             247,449 Ametek, Inc.                          7,878,776
             256,258 Astoria Financial Corp.               7,728,741
             102,219 Capital One Financial Corp.           7,852,464
             400,380 Central Parking Corp.                 7,206,840
             169,774 Colony Bankcorp, Inc.                 3,005,000
           1,093,010 Ford Motor Co.                        8,208,505
             152,260 FPL Group, Inc.                       8,285,989
             105,646 General Dynamics Corp.                7,854,780
               9,299 Idearc, Inc.(a)                         266,416
             257,508 International Bancshares Corp.        7,959,572
             658,199 Mac-Gray Corp.(a)(c)                  7,845,732
              83,031 Marathon Oil Corp.                    7,680,368
             184,132 National City Corp.                   6,731,866
             112,583 Praxair, Inc.                         6,679,549
             300,848 South Financial Group, Inc.           7,999,548
             255,664 Southwest Bancorp, Inc.               7,122,799
             314,241 Sovereign Bancorp, Inc.               7,978,579
             189,285 Stewart Information Services Corp.    8,207,398
             232,717 TD Banknorth, Inc.                    7,512,105
             164,018 Toro Co.                              7,648,159
             146,224 UnitedHealth Group, Inc.              7,856,616
             197,150 Verizon Communications, Inc.          7,341,866
             161,186 Webster Financial Corp.               7,852,982
              99,929 WellPoint, Inc.(a)                    7,863,413
             113,638 WESCO International, Inc.(a)          6,683,051
                                                        ------------
                                                         195,680,253
                                                        ------------
           TOTAL COMMON STOCK (COST $453,945,455)        597,813,620
                                                        ------------

             Principal
              Amount          Security Description           Value
             ---------   -------------------------------  ------------
             SHORT-TERM INVESTMENTS - 1.2%
             CERTIFICATES OF DEPOSIT - 0.0%
               $28,188   Middlesex Savings Bank, 4.75%,
                         5/25/07                          $     28,188
                27,822   Stoneham Savings Bank, 5.00%,
                         11/23/07                               27,822
                                                          ------------
             TOTAL CERTIFICATES OF DEPOSIT (COST $56,010)       56,010
                                                          ------------
             COMMERCIAL PAPER# - 1.2%
             7,009,000   General Electric Capital Corp.,
                         5.15%, 1/2/07
                         (COST $7,009,000)                   7,009,000
                                                          ------------
             MONEY MARKET DEPOSIT ACCOUNT - 0.0%
                59,937   Citibank Money Market Deposit
                         Account, 4.93%
                         (COST $59,937)                         59,937
                                                          ------------
             TOTAL SHORT-TERM INVESTMENTS
                         (COST $7,124,947)                   7,124,947
                                                          ------------
             TOTAL INVESTMENTS - 99.5%
                         (COST $461,070,402)*             $604,938,567
             OTHER ASSETS AND LIABILITIES, NET - 0.5%        3,114,698
                                                          ------------
             NET ASSETS - 100.0%                          $608,053,265
                                                          ============

ADRAmerican Depositary Receipt.
GDRGlobal Depositary Receipt.
(a)Non-income producing security.
(b)Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $2,313,581 or 0.4% of net assets.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006
--------------------------------------------------------------------------------

(c)Affiliated company.

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

                Shares held as
                      of                                        Shares held as
                  beginning         Gross           Gross             of             Value,         Investment
Name of Issuer    of period       Additions       Reductions    end of period   December 31, 2006     income
--------------  --------------  --------------  --------------  --------------  ----------------- --------------
Mac-Gray Corp.     343,350        $3,668,713          $0           658,199         $7,845,732           $0

#  Yields shown are annualized yields at time of purchase.
* Cost for Federal income tax purposes is 463,081,107 and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $147,739,903
            Gross Unrealized Depreciation                (5,882,443)
                                                       ------------
            Net Unrealized Appreciation (Depreciation) $141,857,460
                                                       ============

PORTFOLIO HOLDINGS

% of Total Investments

Industrials...............  22.6%
Financials................  21.9%
Consumer Discretionary....  12.7%
Materials.................  18.5%
Consumer Staples..........   5.1%
Telecommunication Services   5.0%
Utilities.................   4.0%
Energy....................   3.8%
Health Care...............   2.6%
Information Technology....   2.6%
Short-Term Investments....   1.2%
                           ------
    Total................. 100.0%
                           ======

See Notes to Financial Statements.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at market value:
    Unaffiliated issuers (Cost $453,415,611)                                                         $597,092,835
    Affiliated issuers (Cost $7,654,791)                                                                7,845,732
                                                                                                     ------------
  Total Investments (Cost $461,070,402)                                                               604,938,567
  Cash                                                                                                      6,623
  Foreign currency (Cost $3,037)                                                                            3,037
  Unrealized gain on currency contracts                                                                     1,605
  Receivables:
    Fund shares sold                                                                                    8,931,605
    Interest and dividends                                                                                652,994
  Prepaid expenses                                                                                          7,779
                                                                                                     ------------
Total Assets                                                                                          614,542,210
                                                                                                     ------------

LIABILITIES
  Payables:
    Dividends                                                                                           4,739,152
    Fund shares redeemed                                                                                  612,279
    Payable for investment securities purchased                                                           458,387
  Accrued Liabilities:
    Investment adviser fees                                                                               497,560
    Trustees' fees and expenses                                                                             5,421
    Compliance services fees                                                                                2,692
    Other expenses                                                                                        173,454
                                                                                                     ------------
Total Liabilities                                                                                       6,488,945
                                                                                                     ------------

NET ASSETS                                                                                           $608,053,265
                                                                                                     ============

COMPONENTS OF NET ASSETS
  Paid-in capital                                                                                    $465,243,423
  Accumulated undistributed (distributions in excess of) net investment income                         (1,034,056)
  Net realized gain (loss) on investments and foreign currency transactions                               (39,303)
  Unrealized appreciation (depreciation) of investments and foreign currency translations             143,883,201
                                                                                                     ------------

NET ASSETS                                                                                           $608,053,265
                                                                                                     ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 BASED ON NET ASSETS OF $608,053,265 AND 30,440,552 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED) $      19.98
                                                                                                     ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividend income (net of foreign withholding taxes $714,896)             $ 8,711,221
  Interest income                                                             964,285
                                                                          -----------
Total Investment Income                                                     9,675,506
                                                                          -----------

EXPENSES
  Investment adviser fees                                                   4,475,452
  Administrator fees                                                          248,779
  Transfer agency fees                                                        321,067
  Custodian fees                                                              152,152
  Accountant fees                                                              76,939
  Professional fees                                                            52,633
  Registration fees                                                            35,665
  Trustees' fees and expenses                                                  24,267
  Compliance services fees                                                     32,559
  Miscellaneous expenses                                                       76,342
                                                                          -----------
Total Expenses                                                              5,495,855
  Fees waived                                                                  (2,002)
                                                                          -----------
Net Expenses                                                                5,493,853
                                                                          -----------

NET INVESTMENT INCOME (LOSS)                                                4,181,653
                                                                          -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS

Realized Gain (Loss) on:
  Investments                                                               1,169,887
  Foreign currency transactions                                               (32,331)
                                                                          -----------
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions   1,137,556
                                                                          -----------

Change in Unrealized Appreciation (Depreciation) on:
  Investments                                                              94,343,761
  Foreign Currency Translations                                                28,938
                                                                          -----------
Net Change in Unrealized Appreciation (Depreciation) on Investments
 and Foreign Currency Translations                                         94,372,699
                                                                          -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND FOREIGN CURRENCY TRANSACTIONS                                         95,510,255
                                                                          -----------

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               $99,691,908
                                                                          ===========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              Year Ended        Year Ended
                                                           December 31, 2006 December 31, 2005
                                                           ----------------- -----------------
OPERATIONS
  Net investment income (loss)                               $  4,181,653      $  2,676,827
  Net realized gain (loss) on investments and
   foreign currency transactions                                1,137,556            88,584
  Net change in unrealized appreciation (depreciation) on
   investments and foreign currency translations               94,372,699        21,316,124
                                                             ------------      ------------
Increase (Decrease) in Net Assets Resulting
 from Operations                                               99,691,908        24,081,535
                                                             ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income                                        (4,739,081)       (2,691,598)
  Net realized gain on investments                             (1,245,151)                -
                                                             ------------      ------------
Total Distributions to Shareholders                            (5,984,232)       (2,691,598)
                                                             ------------      ------------

CAPITAL SHARE TRANSACTIONS
  Sale of shares                                              304,429,520       150,709,226
  Reinvestment of distributions                                 5,624,306         2,524,430
  Redemption of shares                                        (76,518,820)      (37,137,742)
  Redemption fees                                                 230,889            84,033
                                                             ------------      ------------
Increase (Decrease) from Capital Share Transactions           233,765,895       116,179,947
                                                             ------------      ------------
Increase (Decrease) in Net Assets                             327,473,571       137,569,884

NET ASSETS
  Beginning of Period                                         280,579,694       143,009,810
                                                             ------------      ------------
  End of Period(a)                                           $608,053,265      $280,579,694
                                                             ============      ============

SHARE TRANSACTIONS
  Sale of shares                                               17,113,356         9,919,767
  Reinvestment of distributions                                   282,423           155,829
  Redemption of shares                                         (4,272,583)       (2,418,288)
                                                             ------------      ------------
Increase (Decrease) in Shares                                  13,123,196         7,657,308
                                                             ============      ============

(a) Accumulated undistributed (distributions in excess of)
    net investment income                                    $ (1,034,056)     $   (444,297)
                                                             ============      ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share outstanding throughout each period:

                                                                         Year Ended
                                             ------------------------------------------------------------------
                                             December 31,  December 31,  December 31,  December 31, December 31,
                                                 2006          2005        2004(a)       2003(a)      2002(a)
                                             ------------  ------------  ------------  ------------ ------------
NET ASSET VALUE, BEGINNING OF PERIOD           $  16.20      $  14.80      $  12.04      $  8.30      $  8.01
                                               --------      --------      --------      -------      -------
INVESTMENT OPERATIONS
  Net investment income (loss)                     0.17(b)       0.19(b)       0.05         0.04         0.05
  Net realized and unrealized gain (loss)
   on investments, options and foreign
   currency transactions                           3.80          1.36          2.78         3.86         0.20
                                               --------      --------      --------      -------      -------
Total from Investment Operations                   3.97          1.55          2.83         3.90         0.25
                                               --------      --------      --------      -------      -------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM
  Net investment income                           (0.16)        (0.16)        (0.08)       (0.03)       (0.02)
  Net realized gain on investments, options
   and foreign currency transactions              (0.04)            -             -(c)     (0.13)           -
                                               --------      --------      --------      -------      -------
Total Distributions to Shareholders               (0.20)        (0.16)        (0.08)       (0.16)       (0.02)
                                               --------      --------      --------      -------      -------
REDEMPTION FEE(b)                                  0.01          0.01          0.01            -(c)      0.06
                                               --------      --------      --------      -------      -------
NET ASSET VALUE, END OF PERIOD                 $  19.98      $  16.20      $  14.80      $ 12.04      $  8.30
                                               ========      ========      ========      =======      =======
TOTAL RETURN                                      24.57%        10.52%        23.63%       47.06%        3.82%
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)    $608,053      $280,580      $143,010      $36,675      $23,341
Ratios to Average Net Assets:
  Net investment income (loss)                     0.93%         1.23%         0.73%        0.52%        0.51%
  Net expenses                                     1.23%         1.29%         1.48%        1.75%        1.75%
  Gross expenses(d)                                1.23%         1.30%         1.48%        1.86%        2.00%
PORTFOLIO TURNOVER RATE                               5%           10%           15%          26%          40%

------------------------------
(a)Audited by another Independent Registered Public Accounting Firm.
(b)Calculated based on average shares outstanding during the period.
(c)Amount rounds to less than $0.01 per share.
(d)Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

The Polaris Global Value Fund (the "Fund"), is a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-eight investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on June 1, 1998 after it acquired the net assets of Global Value Limited Partnership (the "Partnership"), in exchange for Fund shares. The Partnership commenced operations on July 31, 1989. The Fund seeks capital appreciation by investing primarily in common stocks (including ADRs) of companies located worldwide (including emerging market countries).

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund.

SECURITY VALUATION - Exchange traded securities and over-the-counter securities are valued using the last sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean of the current bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Shares of open end mutual funds are valued at net asset value. Any short-term instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. All premium and discount are amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006
--------------------------------------------------------------------------------


FOREIGN CURRENCY - Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gains, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required

INCOME AND EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

REDEMPTION FEE - A shareholder who redeems or exchanges shares within 180 days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, the Fund uses the first-in, first-out method to determine the holding period. Under this method, the date of redemption is compared with the earliest purchase date of shares held in the account. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES--AN INTERPRETATION OF FAS 109 ("FIN 48") which is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years no later than June 30, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006
--------------------------------------------------------------------------------

the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures. Management has recently begun to evaluate the application of FIN 48, and has not at this time determined the impact, if any, resulting from its adoption on the Fund's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS ("SFAS 157"), which is effective for fiscal years beginning after November 15, 2007 and for interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management has recently begun to evaluate the application of SFAS 157, and has not at this time determined the impact, if any, resulting from the adoption on the Fund's financial statements.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH RELATED
PARTIES

INVESTMENT ADVISER - Polaris Capital Management, Inc. (the "Adviser") is the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.

ADMINISTRATION AND OTHER SERVICES - Citigroup Fund Services, LLC ("Citigroup"), provides administration, portfolio accounting, and transfer agency services to the Fund.

SHAREHOLDER SERVICE AGENT - The Trust has adopted a shareholder servicing plan for the Fund under which the Fund may pay the Fund's administrator an annualized fee of up to 0.25% of average daily net assets for providing shareholder service activities that are not otherwise provided by the Transfer Agent. The Fund's administrator may pay this fee to various financial institutions, including the Adviser, that provide shareholder servicing to their customers invested in the Fund. As of December 31, 2006 this fee has not been imposed on the Fund.

DISTRIBUTION - Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services. The Distributor has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

Foreside Compliance Services, LLC an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. The Principal Executive Officer of the Trust is also a principal of the Distributor. Foreside Compliance Services, LLC has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

OFFICERS - Certain officers of the Trust are directors, officers or employees of Citigroup or the Distributor.

NOTE 4. EXPENSE REIMBURSEMENTS AND FEES WAIVED

During the year, various Fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary waivers and reimbursements may be reduced or eliminated at any time. For the year ended December 31, 2006, $2,002 of compliance service fees were waived.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006
--------------------------------------------------------------------------------


NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, for the period ended December 31, 2006 were as follows:

                             Purchases      Sales
                            ------------ -----------
                            $253,527,011 $23,078,066

NOTE 6. FEDERAL TAX INFORMATION AND INVESTMENT TRANSACTIONS

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

                                  December 31, 2006 December 31, 2005
                                  ----------------- -----------------
           Ordinary Income           $4,739,081        $2,691,598
           Long-Term Capital Gain     1,245,151                 -

As of December 31, 2006, distributable earnings on a tax basis were as follows:

                  Undistributed Ordinary Income $    967,317
                  Undistributed Long-Term Gain        28,827
                  Capital and Other Losses           (57,192)
                  Unrealized Appreciation        141,870,891
                                                ------------
                  Total                         $142,809,843
                                                ============

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to post-October currency losses and cumulative passive foreign investment company market to market.

For tax purposes, the current year post-October currency loss was $13,570 and the short-term and long-term losses were $29,140. This loss will be recognized for tax purposes on the first business day of the Fund's next fiscal year.

As a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2006. The following reclassification was the result of currency losses and has no impact on the net assets of the Fund.

               Accumulated Net Investment Income (Loss) $(32,331)
               Accumulated Net Realized Gain (Loss)       32,331

NOTE 7. OTHER INFORMATION

On December 31, 2006, two shareholders held approximately 44% of the outstanding shares of the Fund. These shareholders are omnibus accounts, each of which are held on behalf of several individual shareholders.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Forum Funds and Shareholders of
Polaris Global Value Fund:

We have audited the accompanying statement of assets and liabilities of Polaris Global Value Fund (the "Fund"), a series of Forum Funds, including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended
December 31, 2004 were audited by other auditors, whose report, dated
February 18, 2005 expressed an unqualified opinion on those statements.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Polaris Global Value Fund as of December 31, 2006, the results of its operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 28, 2007

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
ADDITIONAL INFORMATION
DECEMBER 31, 2006 (Unaudited)
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (888) 263-5594 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the twelve-month period ended December 31, is available, without charge and upon request, by calling (888) 263-5594 and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSES EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006, through December 31, 2006.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) for certain share classes, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, is these transactional costs had been included, your costs would have been higher.

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
ADDITIONAL INFORMATION
DECEMBER 31, 2006 (Unaudited)
--------------------------------------------------------------------------------


                      Beginning        Ending
                    Account Value   Account Value   Expenses Paid    Annualized
                    July 1, 2006  December 31, 2006 During Period* Expense Ratio*
                    ------------- ----------------- -------------- --------------
Actual Return         $1,000.00       $1,149.25         $6.55           1.21%
Hypothetical Return   $1,000.00       $1,019.11         $6.16           1.21%

------------------------------
* Expenses are equal to the Funds' annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR

INCOME DIVIDENDS - For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. All net investment income dividends were ordinary income. The Fund designates 45.47% of its income dividend distributed as qualifying for the corporate dividends-received deduction (DRD) and 100.00% for the qualified dividend rate (QDI) as defined in
Section 1(h)(11) of the Internal Revenue Code. The Fund also designates 9.99% of its income dividends as qualified interest income (QII).

The Fund intends to elect to pass through to its shareholders credit for taxes paid in foreign countries during its tax year ended December 31, 2006. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding December 31, 2006) is as follows:

      Country   Dividend  Foreign Tax Country        Dividend  Foreign Tax
      --------- --------- ----------- -------------- --------- -----------
      Australia 0.0022893  0.0000000  Netherlands    0.0095478  0.0014322
      Belgium   0.0086224  0.0012934  Norway         0.0206849  0.0028179
      Canada    0.0042804  0.0006421  Portugal       0.0087708  0.0013156
      Finland   0.0212439  0.0031866  South Africa   0.0193733  0.0000000
      France    0.0165833  0.0024922  Spain          0.0099532  0.0014930
      Germany   0.0019718  0.0002958  Sweden         0.0056400  0.0008460
      Ireland   0.0096447  0.0000000  United Kingdom 0.0391126  0.0000000
      Japan     0.0272826  0.0019098  United States  0.1274784  0.0000000
                                                     ---------  ---------
      Korea     0.0085198  0.0014145  Total:         0.3409992  0.0191390
                                                     =========  =========

CAPITAL GAIN DIVIDENDS - The Fund paid long-term capital gain dividends of $1,245,151 for the tax year ended December 31, 2006.

TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for oversight of the management of the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following table gives information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another registered investment company (collectively, "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. The Trustees and officers listed below also serve in the same capacities noted below for Monarch Funds with the exception of Mr. Collier and Ms. Bakke who do not serve as officers of Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
ADDITIONAL INFORMATION
DECEMBER 31, 2006 (Unaudited)
--------------------------------------------------------------------------------

office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Two Portland Square, Portland, Maine 04101, unless otherwise indicated. Each Trustee oversees thirty-two portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds. Mr. Keffer is an Interested Trustee/Director of Monarch Funds and Wintergreen Fund, Inc., another registered open-end investment company. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by (888) 263-5594.

------------------------------------------------------------------------------------------------
         NAME           POSITION WITH   LENGTH OF          PRINCIPAL OCCUPATION(S) DURING
    AND BIRTH DATE        THE TRUST    TIME SERVED                  PAST 5 YEARS
------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
J. Michael Parish        Chairman of  Trustee since Retired; Partner, Wolf, Block, Schorr and
Born: November 9, 1943   the Board;   1989          Solis-Cohen LLP (law firm) 2002 - 2003;
                         Trustee;     (Chairman     Partner, Thelen Reid & Priest LLP (law firm)
                         Chairman,    since 2004)   1995 - 2002.
                         Compliance
                         Committee,
                         Nominating
                         Committee,
                         Audit
                         Committee
                         and;
                         Qualified
                         Legal
                         Compliance
                         Committee
------------------------------------------------------------------------------------------------
Costas Azariadis         Trustee;     Since 1989    Professor of Economics, Washington
Born: February 15, 1943  Chairman,                  University (effective 2006); Professor of
                         Valuation                  Economics, University of California-Los
                         Committee;                 Angeles 1992 - 2006.
                         Audit
                         Committee
------------------------------------------------------------------------------------------------
James C. Cheng           Trustee;     Since 1989    President, Technology Marketing Associates
Born: July 26, 1942      Chairman,                  (marketing company for small and medium
                         Audit                      sized businesses in New England).
                         Committee
------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
POLARIS GLOBAL VALUE FUND
ADDITIONAL INFORMATION
DECEMBER 31, 2006 (Unaudited)
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
          NAME           POSITION WITH   LENGTH OF           PRINCIPAL OCCUPATION(S) DURING
     AND BIRTH DATE        THE TRUST    TIME SERVED                   PAST 5 YEARS
----------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
John Y. Keffer            Trustee;     Since 1989    President, Forum Foundation (a charitable
Born: July 15, 1942       Chairman,                  organization) since 2005; President, Forum
                          Contracts                  Trust (a non-depository trust company) since
                          Committee                  1997; President, Citigroup Fund Services,
                                                     LLC ("Citigroup") 2003-2005; President,
                                                     Forum Financial Group, LLC ("Forum") (a
                                                     fund services company acquired by Citibank,
                                                     N.A. in 2003).
----------------------------------------------------------------------------------------------------
OFFICERS
Simon D. Collier          President;   Since 2005    Managing Partner, Foreside Financial Group,
Born: October 22, 1961    Principal                  since April 2005; President, Foreside
                          Executive                  Services, Inc. (a staffing services firm) since
                          Officer                    January 2007; Chief Operating Officer and
                                                     Managing Director, Global Fund Services,
                                                     Citigroup 2003 - 2005; Managing Director,
                                                     Global Securities Services for Investors,
                                                     Citibank, N.A. 1999 - 2003.
----------------------------------------------------------------------------------------------------
Trudance L. C. Bakke      Treasurer;   Since 2005    Director, Foreside Compliance Services, LLC
Born: August 11, 1971     Principal    (Principal    since 2006; Product Manager, Citigroup
                          Financial    Financial     2003 - 2006; Senior Manager of Corporate
                          Officer      Officer since Finance, Forum 1999 - 2003.
                                       2006)
----------------------------------------------------------------------------------------------------
Beth P. Hanson            Vice         Since 2003    Relationship Manager, Citigroup since 2003;
Born: July 15, 1966       President;                 Relationship Manager, Forum 1999 - 2003.
                          Assistant
                          Secretary
----------------------------------------------------------------------------------------------------
Sara M. Morris            Vice         Since 2004    Director and Relationship Manager, Citigroup
Born: September 18, 1963  President                  since 2004; Chief Financial Officer, The VIA
                                                     Group, LLC (a strategic marketing company)
                                                     2000 - 2003.
----------------------------------------------------------------------------------------------------
David M. Whitaker         Secretary    Since 2004    Product Manager, Citigroup since 2004;
Born: September 6, 1971                              Assistant Counsel, PFPC, Inc. (a fund
                                                     services company) 1999 - 2004.
----------------------------------------------------------------------------------------------------

                                    [GRAPHIC]

                            Polaris Global Value Fund

                                 ANNUAL REPORT
                               December 31, 2006

                                 [LOGO] POLARIS
                              CAPITAL MANAGEMENT, INC.
                          HTTP://WWW.POLARISFUNDS.COM

                                (888) 263-5594

                              INVESTMENT ADVISER
                       Polaris Capital Management, Inc.
                               125 Summer Street
                               Boston, MA 02110

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                              Two Portland Square
                              Portland, ME 04101
                               www.foresides.com

                                TRANSFER AGENT
                         Citigroup Fund Services, LLC
                                 P.O. Box 446
                              Portland, ME 04112

This report is submitted for the general information of the shareholders of the
                                     Fund.
It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management, and other information.

Annual Report

December 31, 2006

                                 W I N S L O W
--------------------------------------------------------------------------------
                               GREEN GROWTH FUND

                                    [GRAPHIC]

TABLE OF CONTENTS
--------------------------------------------------------------------------------



          A MESSAGE TO OUR SHAREHOLDERS                            2

          PERFORMANCE CHART AND ANALYSIS                           9

          SCHEDULE OF INVESTMENTS                                 11

          STATEMENT OF ASSETS AND LIABILITIES                     15

          STATEMENT OF OPERATIONS                                 16

          STATEMENTS OF CHANGES IN NET ASSETS                     17

          FINANCIAL HIGHLIGHTS                                    18

          NOTES TO FINANCIAL STATEMENTS                           20

          REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM 28

          ADDITIONAL INFORMATION (UNAUDITED)                      29

WINSLOW GREEN GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------


LETTER FROM THE PRESIDENT OF THE ADVISER

Domestic and international stock markets finished the 2006 calendar year with strong returns. Markets followed a relatively tentative path during the year; after a strong first quarter, stocks - particularly small cap growth stocks - suffered through a difficult period of uncertainty over interest rates, inflation, oil prices, and fears of slowing growth. Investors shrugged off these concerns during the fourth quarter, and most major market indices closed 2006 with double-digit returns, including the Russell 2000 Growth Index of small-cap growth stocks, the Fund's benchmark.

The Winslow Green Growth Fund's Investor shares finished 2006 with 1-year performance of 12.77%, slightly underperforming its benchmark; however, the Fund's 3-year, 5-year and 10-year returns have outpaced its benchmark by comfortable margins. As always, we are more focused on the Fund's long-term performance - our investment style has the potential to generate short-term volatility, but we are encouraged by the long-term results of our environmentally conscious investment strategy. For more detailed performance information, please refer to our portfolio managers letter to shareholders on page 6.

WINSLOW'S PHILOSOPHY - GREEN INVESTING FOR THE LONG-TERM

Winslow Management Company, the Fund's adviser, was founded in 1983 with the goal of outperforming benchmark indices and our peers through green investing. We invest in companies that are in the business of solving environmental problems, as well as companies that have good, clean practices with regards to the environment. We are always looking for vibrant companies that have the potential to positively impact the environment as well as generate shareholder value.

A critical component of Winslow's investment strategy is our focus on long-term results. We invest primarily in growth companies with smaller market capitalizations. Because of our focus on green investing, we tend to concentrate the Fund's portfolio in specific sectors, such as alternative energy, healthy living, health care, and technology. Finally, we tend to focus the portfolio on companies that we believe represent our best investment ideas. This investment strategy can generate short-term volatility; however, we believe that our selectivity, as well as our dedication to high-quality growth companies in green growth sectors, has the potential to generate strong performance relative to our peers over a long-term investment horizon.

                                                      WINSLOW GREEN GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------


RECENT DEVELOPMENTS FOR SHAREHOLDERS

In recent months we have launched several new programs of interest to Winslow Green Growth Fund shareholders. First among these is the launch of our institutional share class, which offers a lower expense ratio to investors meeting certain investment minimums. For more information about this share class, please download a copy of the Fund's prospectus from our website, www.winslowgreen.com.

Additionally, we are in the process of launching a major upgrade to our online shareholder services website, which (if all goes according to plan) should be live by the time you read this letter. This site will have greatly expanded features, including full capabilities to purchase and redeem shares online, change key account information, adjust settings for distribution / reinvestment of capital gains and dividends, download transaction history in useful formats such as Microsoft Excel and Quicken, and establish automatic investment or systematic distribution plans for your account. The functionality is also redesigned to be faster and more user-friendly. For more information, simply log on to the website in the coming weeks and follow the instructions provided, or call our shareholder service representatives at 888-314-9049 if you have questions, require assistance, or if you have never used the site to access your account information.

KEY INVESTMENT THEME FOR 2007 - GREEN ENERGY

The growing awareness of environmental threats, and the associated emergence of environmental opportunities, is creating an excellent investment environment for green companies in 2007 and beyond, in our view. We are particularly bullish on green energy, and maintain a significant allocation to this sector as of the end of 2006. While we cannot predict exactly how broader market factors will impact the Fund, our outlook for green energy in the U.S. remains positive for a number of reasons:

 1.Demand for oil is rising rapidly and globally, among heavily populated developing nations as well as among traditional oil consumers.

 2.Supply of oil is becoming increasingly constrained as the cost of finding and delivering a new barrel of oil rises, and the geopolitical stance of major oil producers becomes more hostile toward the U.S.

 3.The combination of very high U.S. trade deficits and a rapidly growing national debt has weakened the U.S. dollar compared to the euro, yen and other global currencies (a weaker U.S. dollar translates to higher oil prices for Americans as their purchasing power of foreign commodities erodes).

WINSLOW GREEN GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------


 4.Cost-effective energy production using fossil fuels or nuclear power requires a centralized system, while specific incidents (Three Mile Island, California rolling blackouts, Northeast blackout, BP refinery explosion, etc.) have strengthened the case for a decentralized energy system that would be less vulnerable to both failure and disaster.

 5.Increasing awareness of global warming issues is moving the U.S. and the world beyond the Kyoto Protocol. While the world discusses the next generation of treaties designed to cap carbon emissions, the U.S. may be ready to join those discussions for the first time. In addition to increasing their focus on carbon caps, many countries are creating or expanding incentives for alternatives - a recent Goldman Sachs study found that 49 countries now have established targets promoting renewable energy.

 6.In the U.S., many states are moving forward on green energy policies despite a lack of federal action to date. Eight states (including Winslow's home state of Massachusetts) are current participants in a regional plan to reduce emissions, and 26 states have established renewable energy standards. And the first carbon tax was passed in the U.S. in November 2006, when the voters of Boulder, CO approved a carbon tax for all consumers of electricity generated by fossil fuels!

 7.Finally, technologies to move away from outmoded and dangerous energy sources are becoming increasingly attractive, both in terms of capabilities and economics. Light emitting diodes (LEDs) can use 90% less energy than comparable incandescent lights, and are becoming an increasingly cost-competitive option for lighting. Residential geothermal heat pump systems can potentially pay for themselves in as quickly as two years through savings on heating and air conditioning. Hybrid vehicles are available now, and not just in passenger cars - many mass transit and commercial vehicle fleets are lining up to take advantage of cost savings from reducing their use of diesel fuel. And new wind turbines can produce electricity for as low as 3.5 cents per kilowatt-hour.

We feel that the many factors listed above - supply, demand, price, trade, politics, safety, and climate - all point to a fundamentally vibrant new industry. Our rationale for continued investment in green energy symbolizes our investment philosophy in general - we believe that the broader environmental challenges faced by our society represent wonderful opportunities for investors in green businesses, businesses that are trying to address those challenges head-on. Every day, we read stories about clean energy, green buildings,

                                                      WINSLOW GREEN GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

organic food, natural products, and corporate social responsibility, and we can't help but recognize what a truly exciting time it is to be a green investor.


We welcome your questions and comments, and invite you to contact us at inquiry@winslowgreen.com. On behalf of everyone at Winslow Management Company, thank you for your continued investment and your commitment to green investing.

Sincerely,

/s/ Jackson W.Robinson
Jackson W. Robinson
President,
Winslow Management Company, LLC

WINSLOW GREEN GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

LETTER FROM THE PORTFOLIO MANAGERS

We are pleased to provide you with the 2006 annual report for the Winslow Green Growth Fund.

For the twelve months ended December 31, 2006, the Fund's Investor shares earned a return of 12.77%, slightly underperforming the 13.35% generated by the Russell 2000 Growth Index, the Fund's benchmark. As shown in the table below, the Fund has performed very well across multiple time periods ended December 31.

                                                1-YEAR 3-YEAR 5-YEAR 10-YEAR
    Winslow Green Growth Fund (Investor shares) 12.77% 12.35% 11.18% 17.67%
    Russell 2000 Growth Index                   13.35% 10.51%  6.93%  4.88%

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE VISIT THE FUND'S WEBSITE AT WWW.WINSLOWGREEN.COM. THE FUND CHARGES A 2.00% REDEMPTION FEE ON SHARES REDEEMED WITHIN 90 DAYS OF PURCHASE.

The past year was an uncertain period for small cap growth stocks, despite their positive annualized performance. After a very strong first quarter, the market struggled to interpret mixed economic signals regarding the future path of interest rates, oil prices, inflation, and corporate earnings growth. During the second half of the year in particular, fears of slowing growth as well as continuing concern about rising interest rates created a difficult environment for stocks with high growth expectations - particularly the smaller growth stocks that typically comprise the Fund's portfolio. As a result, value stocks, both large and small, outperformed their growth counterparts during 2006, as many investors acted on their fears of slowing growth.

However, the Fund still generated double-digit returns for the fourth straight year in this environment. During the year, the Fund's holdings in sectors providing green products and services had the greatest positive impact on Fund performance. As of December 31/st/, the Fund held approximately 30% of its portfolio in what Winslow refers to as 'green energy' stocks - meaning companies involved in renewable energy production or in technologies promoting energy efficiency. The performance of these holdings was relatively flat in the second half compared to the first half of the year, but overall

                                                      WINSLOW GREEN GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

generated strong gains for the year. Top green energy performers included Fuel-Tech, Zoltek, Q-Cells, and Clipper Windpower, while the weaker performers included Emcore, Maxwell Technologies, Environmental Power Corp., and Sunpower. Fuel-Tech has generated particularly strong returns for the Fund, as it continues to win new utility and industrial customers with its pollution control and boiler efficiency products & services, while Emcore generated disappointing results due to a slower-than-expected ramp to its solar semiconductor business. The Fund's holdings in healthy living stocks, which represented approximately 15% of the portfolio as of December 31st, also experienced strong performance during the year; top performers included Green Mountain Coffee Roasters and United Natural Foods, with weaker performers including Whole Foods Market and Jamba, Inc.

As stated above, the environment for stocks with high growth expectations was difficult during 2006, and as a result the Fund's holdings in high-growth areas such as internet/software and medical product/drug development generated negative performance for the Fund. Among the Fund's healthcare holdings, overall negative performance was driven by positions including Unigene and Adeza Biomedical, while several holdings such as Celera Genomic and Isis Pharmaceuticals generated significant positive results during the year. Isis was a top performer in the portfolio on the strength of testing results for its anti-cholesterol medication (in development), while Unigene - despite encouraging data regarding the adoption of Fortical, its lead product - missed initial estimates for sales volume of this osteoporosis medication.

We continue to maintain a significant investment in both the green energy and healthy living sectors. We believe that expensive oil, energy security concerns, and global warming will continue to drive long-term growth in new energy technologies; and, we believe that a variety of health concerns and lifestyle trends will continue to drive long-term growth in natural, organic and health-oriented products. Economic factors are likely to present continued challenges for small-cap growth stocks, but we enter 2007 with renewed confidence in our overall investment thesis. We continue to believe that carefully selected, small, innovative companies with clean and/or green products or services can provide significant capital appreciation over the long-term.

WINSLOW GREEN GROWTH FUND

A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------


We thank you for your investment in the Winslow Green Growth Fund.

Sincerely,

/s/ Jackson W.Robinson
Jackson W. Robinson
Portfolio Manager

/s/ Matthew W.Patsky
Matthew Patsky
Portfolio Manager

INVESTMENTS IN SMALL- AND MEDIUM-SIZED COMPANIES POSE GREATER RISKS THAN THOSE TYPICALLY ASSOCIATED WITH LARGER, MORE ESTABLISHED COMPANIES SUCH AS INCREASED VOLATILITY OF EARNINGS AND PROSPECTS, HIGHER FAILURE RATES, AND LIMITED MARKETS, PRODUCT LINES OR FINANCIAL RESOURCES.

The views in this report were those of the Fund managers as of December 31, 2006 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Fund and do not constitute investment advice.

                                                      WINSLOW GREEN GROWTH FUND

PERFORMANCE CHART AND ANALYSIS
DECEMBER 31, 2006
--------------------------------------------------------------------------------

The following chart reflects the change in value of a hypothetical $10,000 investment in the Winslow Green Growth Fund over the past ten fiscal years, including reinvested dividends and distributions. The result is compared with a broad-based securities market index. As the Fund's primary performance benchmark, the Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index. One cannot invest directly in any index.

 AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/06        ONE YEAR FIVE YEAR TEN YEAR
 Winslow Green Growth Fund - Investor Shares         12.77%   11.18%   17.67%
 Winslow Green Growth Fund - Institutional Shares*   12.88%   11.20%   17.68%
 Russell 2000 Growth Index                           13.35%    6.93%    4.88%

 INVESTMENT VALUE ON 12/31/06
 Winslow Green Growth Fund - Investor Shares       $50,895
 Winslow Green Growth Fund - Institutional Shares  $50,946
 Russell 2000 Growth Index                         $16,103

                                    [CHART]
              Winslow Green          Winslow Green
               Growth Fund           Growth Fund
              Investor Shares     Institutional Shares*    Russell 2000 Growth
             -----------------    ---------------------    -------------------
12/31/1996       10,000                 10,000                    10,000
1/31/1997        10,302                 10,302                    10,250
2/28/1997         9,678                  9,678                     9,631
3/31/1997         9,225                  9,225                     8,951
4/30/1997         9,337                  9,337                     8,848
5/31/1997        10,457                 10,457                    10,177
6/30/1997        11,052                 11,052                    10,523
7/31/1997        11,289                 11,289                    11,062
8/31/1997        12,211                 12,211                    11,394
9/30/1997        13,867                 13,867                    12,303
10/31/1997       13,214                 13,214                    11,564
11/30/1997       12,744                 12,744                    11,288
12/31/1997       13,236                 13,236                    11,295
1/31/1998        13,233                 13,233                    11,144
2/28/1998        14,577                 14,577                    12,128
3/31/1998        16,435                 16,435                    12,636
4/30/1998        16,411                 16,411                    12,714
5/31/1998        14,951                 14,951                    11,790
6/30/1998        13,776                 13,776                    11,911
7/31/1998        12,448                 12,448                    10,916
8/31/1998         9,595                  9,595                     8,396
9/30/1998        10,230                 10,230                     9,248
10/31/1998       10,827                 10,827                     9,730
11/30/1998       11,596                 11,596                    10,485
12/31/1998       12,751                 12,751                    11,433
1/31/1999        13,538                 13,538                    11,948
2/28/1999        12,281                 12,281                    10,855
3/31/1999        13,053                 13,053                    11,241
4/30/1999        13,795                 13,795                    12,234
5/31/1999        14,255                 14,255                    12,253
6/30/1999        14,768                 14,768                    12,899
7/31/1999        16,368                 16,368                    12,500
8/31/1999        17,433                 17,433                    12,033
9/30/1999        17,648                 17,648                    12,265
10/31/1999       17,965                 17,965                    12,579
11/30/1999       22,313                 22,313                    13,909
12/31/1999       28,626                 28,626                    16,360
1/31/2000        32,409                 32,409                    16,208
2/29/2000        44,799                 44,799                    19,979
3/31/2000        45,172                 45,172                    17,879
4/30/2000        37,226                 37,226                    16,074
5/31/2000        34,106                 34,106                    14,666
6/30/2000        40,416                 40,416                    16,561
7/31/2000        38,476                 38,476                    15,142
8/31/2000        47,336                 47,336                    16,734
9/30/2000        50,560                 50,560                    15,903
10/31/2000       45,219                 45,219                    14,612
11/30/2000       33,800                 33,800                    11,959
12/31/2000       37,036                 37,036                    12,691
1/31/2001        40,968                 40,968                    13,718
2/28/2001        30,996                 30,996                    11,838
3/31/2001        24,925                 24,925                    10,761
4/30/2001        32,478                 32,478                    12,079
5/31/2001        32,353                 32,353                    12,359
6/30/2001        33,076                 33,076                    12,696
7/31/2001        29,188                 29,188                    11,613
8/31/2001        26,221                 26,221                    10,887
9/30/2001        22,059                 22,059                    9,131
10/31/2001       24,701                 24,701                    10,009
11/30/2001       28,340                 28,340                    10,844
12/31/2001       29,960                 29,960                    11,520
1/31/2002        28,839                 28,839                    11,110
2/28/2002        25,972                 25,972                    10,391
3/31/2002        28,963                 28,963                    11,294
4/30/2002        29,038                 29,038                    11,050
5/31/2002        26,321                 26,321                    10,404
6/30/2002        23,629                 23,629                     9,521
7/31/2002        20,887                 20,887                     8,058
8/31/2002        20,015                 20,015                     8,054
9/30/2002        17,946                 17,946                     7,472
10/31/2002       17,896                 17,896                     7,850
11/30/2002       21,037                 21,037                     8,629
12/31/2002       18,719                 18,719                     8,034
1/31/2003        17,896                 17,896                     7,815
2/28/2003        18,046                 18,046                     7,607
3/31/2003        19,890                 19,890                     7,722
4/30/2003        21,934                 21,934                     8,453
5/31/2003        25,000                 25,000                     9,406
6/30/2003        28,614                 28,614                     9,587
7/31/2003        30,234                 30,234                    10,311
8/31/2003        32,926                 32,926                    10,865
9/30/2003        33,799                 33,799                    10,590
10/31/2003       35,394                 35,394                    11,505
11/30/2003       35,743                 35,743                    11,880
12/31/2003       35,893                 35,893                    11,933
1/31/2004        37,288                 37,288                    12,560
2/29/2004        37,064                 37,064                    12,541
3/31/2004        36,217                 36,217                    12,599
4/30/2004        34,821                 34,821                    11,967
5/31/2004        34,347                 34,347                    12,205
6/30/2004        35,818                 35,818                    12,611
7/31/2004        30,833                 30,833                    11,479
8/31/2004        29,960                 29,960                    11,232
9/30/2004        33,774                 33,774                    11,853
10/31/2004       35,768                 35,768                    12,141
11/30/2004       38,136                 38,136                    13,167
12/31/2004       40,232                 40,232                    13,641
1/31/2005        37,499                 37,499                    13,026
2/28/2005        38,309                 38,309                    13,205
3/31/2005        36,892                 36,892                    12,710
4/30/2005        31,629                 31,629                    11,901
5/31/2005        36,715                 36,715                    12,740
6/30/2005        40,333                 40,333                    13,152
7/31/2005        43,420                 43,420                    14,071
8/31/2005        42,838                 42,838                    13,873
9/30/2005        44,432                 44,432                    13,983
10/31/2005       43,066                 43,066                    13,466
11/30/2005       44,660                 44,660                    14,228
12/31/2005       45,134                 45,134                    14,207
1/31/2006        49,873                 49,873                    15,578
2/28/2006        50,667                 50,667                    15,494
3/31/2006        53,997                 53,997                    16,248
4/30/2006        53,459                 53,459                    16,201
5/31/2006        50,872                 50,872                    15,061
6/30/2006        49,027                 49,002                    15,070
7/31/2006        44,647                 44,647                    14,287
8/31/2006        47,260                 47,260                    14,705
9/30/2006        47,029                 47,029                    14,805
10/31/2006       49,898                 49,924                    15,764
11/30/2006       50,846                 50,897                    16,142
12/31/2006       50,895                 50,946                    16,103


PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE, PLEASE CALL (888) 314-9049 OR VISIT THE FUND'S WEBSITE AT WWW.WGGF.COM. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTIONS OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

WINSLOW GREEN GROWTH FUND

PERFORMANCE CHART AND ANALYSIS
DECEMBER 31, 2006
--------------------------------------------------------------------------------


Total return figures include the reinvestment of dividends and capital gains. Some of the Fund's fees were waived or expenses reimbursed; otherwise, returns would have been lower. Prior to April 1, 2001, Winslow Management Company (the "Adviser") managed a common trust fund with an investment objective and investment policies that were, in all material respects, equivalent to those of the Fund. The Fund's performance for periods before April 1, 2001 is that of the common trust fund, and reflects the expenses of the common trust fund. If the common trust fund's performance had been readjusted to reflect the estimated expenses of the Fund for its first fiscal year, the performance would have been lower. The common trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and was not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the 1940 Act and the Internal Revenue Code, which, if applicable, may have adversely affected its performance.

* Institutional class inception was June 6, 2006. Performance for the Institutional class between conversion of the common trust fund (April 1, 2001) and the class' inception date of June 6, 2006, are based on the Fund's Investor class which has a higher expense ratio. Had Institutional shares been readjusted to reflect the lower expenses, performance shown for this share class would have been higher. See previous paragraph explaining the Institutional Class performance prior to April 1, 2001.

                                                      WINSLOW GREEN GROWTH FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006
--------------------------------------------------------------------------------

         SHARES            SECURITY DESCRIPTION                VALUE
        ----------------------------------------------------------------
        COMMON STOCK - 98.2%
        CONSUMER DISCRETIONARY - 7.2%
          146,900 Answers Corp.(a)                          $  1,966,991
          190,800 Interface, Inc., Class A(a)                  2,713,176
          425,000 aQuantive, Inc.(a)                          10,480,500
                                                            ------------
                                                              15,160,667
                                                            ------------
        CONSUMER STAPLES - 17.0%
          250,000 Green Mountain Coffee Roasters, Inc.(a)     12,307,500
          159,000 Nutri/System, Inc.(a)                       10,079,010
          113,800 United Natural Foods, Inc.(a)                4,087,696
          200,000 Whole Foods Market, Inc.                     9,386,000
                                                            ------------
                                                              35,860,206
                                                            ------------
        ENERGY - 10.2%
        1,000,000 Canadian Hydro Developers, Inc.(a)           5,100,000
          877,500 Clean Air Power, Ltd.(a)                     1,168,511
          198,400 Covanta Holding Corp.(a)                     4,372,736
          250,500 Infinity Bio-Energy Ltd.(a)                  1,335,165
        2,050,000 Nova Biosource Fuels, Inc.(a)                4,335,750
          620,500 Protonex Technology Corp.(a)                 1,160,437
          875,000 Questair Technologies, Inc.(a)(b)              899,589
        2,700,000 US Geothermal, Inc.(a)(c)                    3,051,000
                                                            ------------
                                                              21,423,188
                                                            ------------
        FINANCIALS - 3.8%
          210,000 Bankrate, Inc.(a)                            7,969,500
                                                            ------------
        PHARMACEUTICALS AND BIOTECHNOLOGY - 10.9%
        1,275,000 Isis Pharmaceuticals, Inc.(a)               14,178,000
        3,485,950 Unigene Laboratories, Inc.(a)                8,749,734
                                                            ------------
                                                              22,927,734
                                                            ------------
        HEALTH CARE EQUIPMENT AND SERVICES - 18.2%
          500,000 Applera Corp., Celera Genomics Group(a)      6,995,000
          934,600 Staar Surgical Co.(a)                        6,551,546
          444,000 SurModics, Inc.(a)                          13,817,280
        2,524,000 ThermoGenesis Corp.(a)                      10,878,440
                                                            ------------
                                                              38,242,266
                                                            ------------

See Notes to Financial Statements.

WINSLOW GREEN GROWTH FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006
--------------------------------------------------------------------------------

             SHARES        SECURITY DESCRIPTION           VALUE
            -------------------------------------------------------
            INDUSTRIALS - 20.4%
              175,400 Badger Meter, Inc.               $  4,858,580
              212,750 Catalytic Solutions, Inc.(a)          555,696
              204,300 Color Kinetics, Inc.(a)             4,361,805
              486,500 Fuel-Tech NV(a)                    11,987,360
              326,100 Maxwell Technologies, Inc.(a)       4,549,095
              545,000 Metretek Technologies, Inc.(a)      6,714,400
               15,000 Standard Microsystems Corp.(a)        419,700
              425,000 WFI Industries, Ltd.                9,477,500
                                                       ------------
                                                         42,924,136
                                                       ------------
            SOFTWARE AND SERVICES - 8.2%
              445,800 Callidus Software, Inc.(a)          2,808,540
              500,000 Opsware, Inc.(a)                    4,410,000
            2,000,000 VA Software Corp.(a)               10,060,000
                                                       ------------
                                                         17,278,540
                                                       ------------
            TELECOMMUNICATIONS SERVICES - 2.3%
               15,000 Axesstel, Inc.(a)                      29,250
              253,000 Occam Networks, Inc.(a)             4,174,500
               85,500 Orbcomm, Inc.(a)                      754,110
                                                       ------------
                                                          4,957,860
                                                       ------------

            TOTAL COMMON STOCK (Cost $178,442,444)      206,744,097
                                                       ------------

      WARRANTS - 0.1%
      328,000 Infinity Bio-Energy Ltd., Expires 05/23/10           157,440
      615,000 Nova Biosource Fuels, Inc., Expires 12/20/2011            --
      100,000 Quantum Fuel Systems Technologies Worldwide, Inc.,
                Expires 12/31/49                                        --
                                                                   -------

      TOTAL WARRANTS (Cost $164,000)                               157,440
                                                                   -------

See Notes to Financial Statements.

                                                      WINSLOW GREEN GROWTH FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006
--------------------------------------------------------------------------------

  SHARES/PRINCIPAL             SECURITY DESCRIPTION                  VALUE
  ----------------------------------------------------------------------------
  MONEY MARKET FUNDS - 0.7%
     1,504,846     Pax World Money Market Fund, 4.89%
                     (Cost $1,504,846)                            $  1,504,846
                                                                  ------------

  MONEY MARKET DEPOSIT ACCOUNT - 0.5%
       938,444     Citibank Money Market Deposit Account, 4.93%
                     (Cost $938,444)                                   938,444
                                                                  ------------

  TOTAL INVESTMENTS IN SECURITIES
    (Cost $181,049,734)                                           $209,344,827

  OTHER ASSETS AND LIABILITIES, NET - 0.5%                           1,170,637
                                                                  ------------
  NET ASSETS - 100.0%                                             $210,515,464
                                                                  ============

----------
(a)Non-income producing security.
(b)Restricted Security not registered under the Securities Act of 1933 other than Rule 144A securities.

At the end of the period, the value of these securities amounted to $899,589 or 0.4.% of net assets.

                                                              ACQUISITION VALUE
         SECURITY           ACQUISITION DATE ACQUISITION COST     PER UNIT
         --------           ---------------- ---------------- -----------------
Questair Technologies, Inc.    5/19/2006        $1,057,049         $1.208

(c)Affiliated company

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

                 SHARES                          SHARES
               HELD AS OF                        HELD AS     VALUE,
               BEGINNING    GROSS      GROSS     OF END   DECEMBER 31, INVESTMENT
NAME OF ISSUER OF PERIOD  ADDITIONS  REDUCTIONS OF PERIOD     2006       INCOME
-------------- ---------- ---------- ---------- --------- ------------ ----------
US Geothermal,
 Inc.              0      $2,516,726  $157,170  2,700,000  $3,051,000      $0

*Costfor Federal income tax purposes is $181,184,127.

             Gross Unrealized Appreciation              36,083,313
             Gross Unrealized Depreciation              (7,922,613)
                                                        ----------
             Net Unrealized Appreciation (Depreciation) 28,160,700
                                                        ==========

See Notes to Financial Statements.

WINSLOW GREEN GROWTH FUND

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2006
--------------------------------------------------------------------------------


PORTFOLIO HOLDINGS
% of Total Investments

                   Consumer Discretionary               7.2%
                   Consumer Staples                    17.1%
                   Energy                              10.2%
                   Financials                           3.8%
                   Pharmaceuticals and Biotechnology   11.0%
                   Health Care Equipment and Services  18.3%
                   Industrials                         20.5%
                   Software and Services                8.3%
                   Telecommunications Services          2.4%
                   Warrants                             0.1%
                   Money Market Funds                   1.1%
                                                      ------
                                                      100.0%
                                                      ======

See Notes to Financial Statements.

                                                      WINSLOW GREEN GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2006
--------------------------------------------------------------------------------

    ASSETS
     Investment in securities, at market value:
       Unaffiliated issuers (Cost $178,666,458)                $206,293,827
       Affiliated issuer ($2,383,276)                             3,051,000
                                                               ------------
     Total investments (Cost $181,049,734)                     $209,344,827
     Receivables:
       Investment securities sold                                 3,487,511
       Fund shares sold                                             639,548
       Dividends and interest                                        35,174
       Expense Reimbursement from adviser                             1,411
     Prepaid expenses                                                 7,210
                                                               ------------
    Total Assets                                                213,515,681
                                                               ------------

    LIABILITIES
     Payables:
       Due to custodian                                               6,837
       Investment securities purchased                            2,348,095
       Fund shares redeemed                                         352,220
     Accrued Liabilities:
       Investment adviser fees                                      135,778
       Trustees' fees and expenses                                    2,019
       Compliance services fees                                       2,698
       Other expenses                                               152,570
                                                               ------------
    Total Liabilities                                             3,000,217
                                                               ------------
    NET ASSETS                                                 $210,515,464
                                                               ============

    COMPONENTS OF NET ASSETS
     Paid-in capital                                           $180,920,145
     Accumulated net investment income (loss)                        (1,670)
     Accumulated net realized gain (loss)                         1,301,896
     Unrealized appreciation (depreciation)                      28,295,093
                                                               ------------
    NET ASSETS                                                 $210,515,464
                                                               ============

    SHARES OF BENEFICIAL INTEREST (UNLIMITED
      SHARES AUTHORIZED)
     Investor Shares                                              9,790,905
     Institutional Shares                                           812,722
    NET ASSET VALUE, OFFERING AND REDEMPTION
      PRICE PER SHARE
     Investor Shares (based on net assets of $194,365,879)     $      19.85
                                                               ------------
     Institutional Shares (based on net assets of $16,149,585) $      19.87
                                                               ------------

See Notes to Financial Statements.

WINSLOW GREEN GROWTH FUND

STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2006
--------------------------------------------------------------------------------

   INVESTMENT INCOME
    Dividend income (net of foreign withholding taxes $4,253)    $   490,259
    Interest income                                                   24,413
                                                                 -----------
   Total Investment Income                                           514,672
                                                                 -----------

   EXPENSES
    Investment adviser fees                                        2,024,299
    Administrator fees                                               186,399
    Shareholder servicing fees
      Investor Shares                                                545,287
    Transfer agency fees
      Investor Shares                                                275,793
      Institutional Shares                                            16,462
    Custodian fees                                                    45,625
    Accountant fees                                                   61,994
    Registration fees
      Investor Shares                                                 25,052
      Institutional Shares                                             7,020
    Professional fees                                                 51,755
    Trustees' fees and expenses                                       11,959
    Compliance services fees                                          32,018
    Miscellaneous expenses                                            72,517
                                                                 -----------
   Total Expenses                                                  3,356,180
    Fees waived and reimbursed                                      (111,822)
                                                                 -----------
   Net Expenses                                                    3,244,358
                                                                 -----------
   NET INVESTMENT INCOME (LOSS)                                   (2,729,686)
                                                                 -----------

   REALIZED AND UNREALIZED GAIN (LOSS)
   Realized Gain (Loss) on:
    Investments (including $23,721 net gain on transactions from
      Affiliated Issuers)                                          1,150,233
    Written Options                                                  653,435
    Foreign currency transactions                                    (33,793)
                                                                 -----------
   Net Realized Gain (Loss)                                        1,769,875
                                                                 -----------
   Change in Unrealized Appreciation (Depreciation) on:
    Investments                                                    6,371,919
    Written Options                                                   (4,987)
                                                                 -----------
   Net Change in Unrealized Appreciation (Depreciation)            6,366,932
                                                                 -----------
   NET REALIZED AND UNREALIZED GAIN (LOSS) ON
     INVESTMENTS                                                   8,136,807
                                                                 -----------
   INCREASE (DECREASE) IN NET ASSETS FROM
     OPERATIONS                                                  $ 5,407,121
                                                                 ===========

See Notes to Financial Statements.

                                                      WINSLOW GREEN GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                               YEAR ENDED        YEAR ENDED
                                            DECEMBER 31, 2006 DECEMBER 31, 2005
                                            ----------------- -----------------
OPERATIONS
 Net investment income (loss)                 $  (2,729,686)    $   (775,316)
 Net realized gain (loss)                         1,769,875         (226,144)
 Net change in unrealized appreciation
   (depreciation)                                 6,366,932       10,599,980
                                              -------------     ------------
Increase (Decrease) in Net Assets from
  Operations                                      5,407,121        9,598,520
                                              -------------     ------------
DISTRIBUTIONS TO
  SHAREHOLDERS FROM
 Net realized gain on investments
   Investors Shares                                (191,854)      (1,808,922)
   Institutional Shares                             (13,968)              --
                                              -------------     ------------
Total distributions to shareholders                (205,822)      (1,808,922)
                                              -------------     ------------
CAPITAL SHARE TRANSACTIONS
 Sale of shares
   Investor Shares                              217,466,741      122,110,641
   Institutional Shares                          19,414,239               --
 Reinvestment of distributions
   Investor Shares                                  185,463        1,649,372
   Institutional Shares                              12,550               --
 Redemption of shares
   Investor Shares                             (180,605,595)     (27,712,009)
   Institutional Shares                          (3,691,348)              --
 Redemption fees
   Investor Shares                                  242,849           74,129
   Institutional Shares                              11,712               --
                                              -------------     ------------
Increase (Decrease) from Capital Share
  Transactions                                   53,036,611       96,122,133
                                              -------------     ------------
Increase (Decrease) in Net Assets                58,237,910      103,911,731

NET ASSETS
 Beginning of year                              152,277,554       48,365,823
                                              -------------     ------------
 End of year(a)                               $ 210,515,464     $152,277,554
                                              =============     ============
SHARE TRANSACTIONS
 Sale of shares
   Investor Shares                               11,013,779        7,214,264
   Institutional Shares                           1,023,443               --
 Reinvestment of distributions
   Investor Shares                                    9,136           92,821
   Institutional Shares                                 618               --
 Redemption of shares
   Investor Shares                               (9,874,380)      (1,706,457)
   Institutional Shares                            (211,339)              --
                                              -------------     ------------
Increase (Decrease) in Shares                     1,961,257        5,600,628
                                              =============     ============
(a)Accumulated undistributed (distributions
   in excess of) net investment income        $      (1,670)    $         --
                                              =============     ============

See Notes to Financial Statements.

WINSLOW GREEN GROWTH FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share outstanding throughout each period.

                                                                YEAR ENDED DECEMBER 31,
                                              ---------------------------------------------------------
                                                  2006         2005        2004        2003       2002
                                              --------     --------     -------     -------     -------
INVESTOR SHARES
NET ASSET VALUE PER SHARE,
 Beginning of year                            $  17.62     $  15.90     $ 14.41     $  7.51     $ 12.02
                                              --------     --------     -------     -------     -------
INCOME FROM INVESTMENT
 OPERATIONS
  Net investment loss                            (0.23)(a)    (0.17)(a)   (0.17)(a)   (0.11)(a)   (0.09)
  Net realized and unrealized gain (loss) on
   investments, options and foreign
   currency transactions                          2.46         2.09        1.90        7.00       (4.42)
                                              --------     --------     -------     -------     -------
Total from Investment Operations                  2.23         1.92        1.73        6.89       (4.51)
                                              --------     --------     -------     -------     -------
DISTRIBUTIONS TO
 SHAREHOLDERS FROM
  Net realized gain                              (0.02)       (0.22)      (0.24)         --          --
                                              --------     --------     -------     -------     -------
Redemption Fees(a)                                0.02         0.02          --(b)     0.01          --
                                              --------     --------     -------     -------     -------
NET ASSET VALUE PER SHARE,
 End of year                                  $  19.85     $  17.62     $ 15.90     $ 14.41     $  7.51
                                              ========     ========     =======     =======     =======
TOTAL RETURN                                     12.77%       12.18%      12.09%      91.74%     (37.52)%

RATIO/SUPPLEMENTARY DATA
  Net assets at end of period
   (000's omitted)                            $194,366     $152,278     $48,366     $55,263     $10,993
  Ratios to Average Net Assets:
   Net expenses                                   1.45%        1.45%       1.45%       1.45%       1.45%
   Gross Expenses(c)                              1.49%        1.69%       1.93%       1.90%       2.48%
  Net investment income (loss)                   (1.22)%      (1.02)%     (1.20)%     (0.93)%     (0.98)%

PORTFOLIO TURNOVER RATE                            113%         103%        102%        202%        114%

----------
(a)Calculated based on average shares outstanding during the period.
(b)Less than $0.01 per share.
(c)Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

                                                      WINSLOW GREEN GROWTH FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share outstanding throughout each period.

                                                                                JUNE 6, 2006(A)
                                                                                    THROUGH
                                                                               DECEMBER 31, 2006
                                                                               -----------------
INSTITUTIONAL SHARES
NET ASSET VALUE PER SHARE, Beginning of Period                                      $ 19.56
                                                                                    -------
INCOME FROM INVESTMENT OPERATIONS
  Net investment loss(b)                                                              (0.11)
  Net realized and unrealized gain (loss) on investments, options and foreign
   currency transactions                                                               0.42
                                                                                    -------
Total from Investment Operations                                                       0.31
                                                                                    -------

DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net realized gains                                                                  (0.02)
                                                                                    -------
Redemption Fees(b)                                                                     0.02
                                                                                    -------
NET ASSET VALUE PER SHARE, End of Period                                            $ 19.87
                                                                                    =======
TOTAL RETURN                                                                           1.68%(c)

RATIO/SUPPLEMENTARY DATA
  Net assets at end of period (000's omitted)                                       $16,150
  Ratios to Average Net Assets:
   Net Expenses                                                                        1.20%(d)
   Gross Expenses(e)                                                                   1.51%(d)
  Net investment income (loss)                                                        (1.06)%(d)

PORTFOLIO TURNOVER RATE                                                                 113%(c)

----------
(a)Commencement of sale of shares.
(b)Calculated based on average shares outstanding during the period.
(c)Not annualized.
(d)Annualized.
(e)Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

WINSLOW GREEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

The Winslow Green Growth Fund (the "Fund") is a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended. The Trust currently has twenty-eight investment portfolios. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund currently offers two classes of shares: Investor Shares and Institutional Shares. Investors Shares commenced operations on April 1, 2001 and Institutional Shares commenced operations on June 6, 2006. The Fund seeks capital appreciation through environmentally responsible investing.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund.

SECURITY VALUATION - Exchange traded securities and over-the-counter securities are valued using the last sale or official closing price, provided by independent pricing services as of the close of trading on the market or exchange for which they are primarily traded, on each Fund business day. In the absence of a sale, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean of the current bid and asked prices provided by independent pricing services. Debt securities may be valued at prices supplied by a Fund's pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Exchange-traded options are generally valued at the last sale or official closing price as reported by an independent pricing service on the exchange on which they are primarily traded. Exchange-traded options for which there were no sales reported that day are generally valued at the last daily bid quotation as reported by an independent pricing service on the exchange on which they are primarily traded. Options not traded on an exchange are generally valued at

                                                      WINSLOW GREEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006
--------------------------------------------------------------------------------

broker-dealer bid quotation. Shares of open end mutual funds are valued at net asset value. Any short-term instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available or (2) the Adviser believes that the values available are unreliable. Fair valuation is based on subjective factors and as a result, the fair value price of an investment may differ from the security's market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value ("NAV") than a NAV determined by using market quotes.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. All premium and discount are amortized and accreted in accordance with generally accepted accounting principles. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

FOREIGN CURRENCY - Foreign currency amounts are translated into U.S. dollars as follows: (i) assets and liabilities at the rate of exchange at the end of the respective period; and (ii) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

The Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized gain or loss; realized gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments. These instruments involve market risk,

WINSLOW GREEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006
--------------------------------------------------------------------------------

credit risk, or both kinds of risks, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

OPTIONS - When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gain from options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss on investments. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

RESTRICTED SECURITIES - The Fund may invest in securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by the Fund is included in the Schedule of Investments.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income, if any, are declared and paid at least quarterly. Distributions to shareholder of net capital gains, if any, are declared and paid at least annually.

                                                      WINSLOW GREEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006
--------------------------------------------------------------------------------

Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income and capital gains, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

INCOME AND EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one series are allocated among the respective series in proportion to each series' average daily net assets.

The Fund's class specific expenses are charged to the operations of that class of shares.

Income and expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of the Fund.

REDEMPTION FEES - A shareholder who redeems or exchanges shares within 90 days of purchase will incur a redemption fee of 2.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. To calculate redemption fees, the Fund uses the first-in, first-out method to determine the holding period. Under this method, the date of redemption is compared with the earliest purchase date of shares held in the account. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee.

NEW ACCOUNTING PRONOUNCEMENTS - In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES--AN INTERPRETATION OF FAS 109 ("FIN 48") which is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years no later than June 30, 2007. FIN 48 prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return, and requires certain expanded disclosures.

WINSLOW GREEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006
--------------------------------------------------------------------------------

Management has recently begun to evaluate the application of FIN 48, and has not at this time determined the impact, if any, resulting from its adoption on the Fund's financial statements.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 FAIR VALUE MEASUREMENTS ("SFAS 157"), which is effective for fiscal years beginning after November 15, 2007 and for interim periods within those fiscal years. SFAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. Management has recently begun to evaluate the application of SFAS 157, and has not at this time determined the impact, if any, resulting from the adoption on the Fund's financial statements.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH RELATED
PARTIES

INVESTMENT ADVISER - Winslow Management Company, LLC (the "Adviser") is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 0.90% of the Fund's average daily net assets.

ADMINISTRATION AND OTHER SERVICES - Citigroup Fund Services, LLC ("Citigroup"), provides administration, portfolio accounting, and transfer agency services to the Fund.

SHAREHOLDER SERVICE AGENT - The Fund pays the Fund's administrator an annualized fee of up to 0.25% of average daily net assets for providing shareholder service activities that are not otherwise provided by the Transfer Agent. The Fund's administrator may pay this fee to various financial institutions, including the Adviser, that provide shareholder servicing to their customers invested in the Fund.

DISTRIBUTION - Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor is not affiliated with the Adviser, Citigroup or its affiliated companies. The Distributor receives no compensation from the Fund for its distribution services. The Distributor has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

Foreside Compliance Services, LLC an affiliate of the Distributor, provides a Principal Executive Officer, Principal Financial Officer, Chief Compliance Officer, and Anti-Money Laundering Officer as well as certain additional compliance support functions to the Fund. The Principal Executive Officer of the Trust is

                                                      WINSLOW GREEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006
--------------------------------------------------------------------------------

also a principal of the Distributor. Foreside Compliance Services, LLC has no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Funds.

OFFICERS - Certain officers of the Trust are directors, officers or employees of Citigroup or the Distributor.

NOTE 4. EXPENSE REIMBURSEMENTS AND FEES WAIVED

During the year the Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through April 30, 2007 to limit total annual operating expenses to 1.20% for Institutional shares and 1.45% for Investor shares for each of the class' average daily net assets. Various Fund service providers have voluntarily agreed to waive and reimburse a portion of their fees. These voluntary waivers and reimbursements may be reduced or eliminated at any time. For the year ended December 31, 2006, fees waived and reimbursed, were as follows:

  INVESTMENT ADVISER INVESTMENT ADVISER COMPLIANCE SERVICES TOTAL FEES WAIVED
        WAIVER           REIMBURSED           WAIVED         AND REIMBURSED
  ------------------ ------------------ ------------------- -----------------
       $94,180            $14,643             $3,000            $111,822

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, for the period ended December 31, 2006, were as follows:

                            PURCHASES      SALES
                            ---------      -----
                           $297,753,740 $248,258,878


NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

Distributions during the fiscal years ended as noted were characterized for tax purposes as follows:

                                       DECEMBER 31, DECEMBER 31,
                                           2006         2005
                                       ------------ ------------
                Long-Term Capital Gain   205,822     1,808,922

WINSLOW GREEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006
--------------------------------------------------------------------------------


As of December 31, 2006, distributable earnings on a tax basis were as follows:

              Undistributed Long-Term Gain             1,436,289
              Capital and Other Losses                    (1,670)
              Unrealized Appreciation (Depreciation)  28,160,700
                                                     -----------
              Total                                  $29,595,319
                                                     ===========

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to post-October currency losses.

For tax purposes, the current year post-October loss was $1,670. This loss will be recognized for tax purposes on the first business day of the Fund's next year.

On the Statement of Asset and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended
December 31, 2006. The following reclassification was the result of net operating losses and has no impact on the net assets of the Fund.

             Accumulated Net Investment Income (Loss) $ 2,728,016
             Accumulated Net Realized Gain (Loss)          33,793
             Paid-in capital                           (2,761,809)

NOTE 7. WRITTEN OPTION TRANSACTIONS

Transactions in options written during the six months ended December 31, 2006 were as follows:

                                                          CALLS
                                                 -----------------------
                                                    NUMBER
                                                 OF CONTRACTS  PREMIUMS
                                                 ------------ ----------
      OUTSTANDING, DECEMBER 31, 2005                   142    $    8,257
      Options written                                8,869     1,080,987
      Options terminated in closing transactions    (4,111)     (551,896)
      Options exercised                             (1,500)     (160,012)
      Options expired                               (3,400)     (377,336)
                                                    ------    ----------
      OUTSTANDING DECEMBER 31, 2006                      0    $        0
                                                    ======    ==========

                                                      WINSLOW GREEN GROWTH FUND

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2006
--------------------------------------------------------------------------------


NOTE 8. OTHER INFORMATION

On December 31, 2006, two shareholders held approximately 50% of the outstanding shares of the Fund. These shareholders are omnibus accounts, each of which are held on behalf of several individual shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Forum Funds and Shareholders of
Winslow Green Growth Fund:

We have audited the accompanying statement of assets and liabilities of Winslow Green Growth Fund (the "Fund"), a series of Forum Funds, including the schedule of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Winslow Green Growth Fund as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 28, 2007

                                                      WINSLOW GREEN GROWTH FUND

ADDITIONAL INFORMATION (UNAUDITED)
DECEMBER 31, 2006
--------------------------------------------------------------------------------

INVESTMENT ADVISORY AGREEMENT APPROVAL

At the August 8, 2006 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement pertaining to the Fund (the "Advisory Agreement"). In evaluating the Advisory Agreement for the Fund, the Board reviewed materials furnished by the Adviser and the Administrator, including information regarding the Adviser, its personnel, operations and financial condition. Specifically, the Board considered, among other matters: (1) the nature, extent and quality of the services to be provided to the Fund by the Adviser, including information on the investment performance of the Adviser; (2) the costs of the services to be provided and profitability to the Adviser with respect to its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund compared to relevant peer groups of funds; (4) the extent to which economies of scale would be realized as the Fund grow and whether the advisory fee would enable the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In their deliberations, the Board did not identify any particular information that was all-important or controlling, and the Board attributed different weights to the various factors. In particular, the Board focused on the factors discussed below.

The Board met with representatives of the Adviser and discussed the Adviser's personnel, operations and financial condition. Specifically, the Board discussed with the Adviser the adequacy of its resources and quality of services provided by the Adviser under the Advisory Agreement. The Board also considered the quality of its personnel assigned responsibility for servicing the Fund. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Adviser.

The Board then reviewed the Adviser's financial stability. The Adviser reviewed its financial statements, noting that it is financially stable. Based on the foregoing, the Board concluded that the Adviser was financially able to provide investment advisory services to the Fund.

The Board then considered information provided by the Adviser regarding its costs of services and profitability with respect to the Fund, and observed that the Adviser continues to subsidize the Fund by waiving fees to keep the Fund's expense ratio from exceeding 1.45%. The Board considered the Adviser's marketing and sales resources devoted to the Fund. The Board concluded that the level of the Adviser's profits attributable to management of the Fund was not excessive in light of the services provided by the Adviser on behalf of the Fund.

WINSLOW GREEN GROWTH FUND

ADDITIONAL INFORMATION (UNAUDITED)
DECEMBER 31, 2006
--------------------------------------------------------------------------------


The Board also considered the Adviser's compensation for providing advisory services to the Fund and analyzed comparative information on fees, expenses, and performance of similar mutual funds. In this regard, the Board noted that the Adviser's contractual advisory fee rate slightly higher than the mean and median advisory fee rates for its Lipper Inc. peer group. The Board also considered the Fund's total expense ratio, noting that it is lower than the mean and median total expenses for its Lipper Inc. peer group for both Investor Shares and Institutional Shares. The Board noted that the Adviser's fees are comparable with those it charges on its separately managed accounts and that the Adviser continues to waive a portion of fees to keep the Fund's expense ratio from exceeding 1.45%. The Board recognized that it was difficult to compare expense ratios because of variations in the services provided by the Adviser that are included in the fees paid by other funds. Based on the foregoing, the Board concluded that the Adviser's advisory fee charged to the Fund was reasonable.

The Adviser also discussed its approach to managing the Fund as well as the Fund's performance. The Board considered that while the Fund underperformed its benchmark for the 3-month period, it had outperformed its benchmark for the 6- and 9-month and 1-, 3-, and 5-year periods. The Board also considered that the while Fund's Investor Shares had been ranked on the bottom quartile in its Lipper, Inc. peer group for the 3-month period, the Investor Shares ranked in the top quartile for the 6- and 9-month and 1-, 3-, and 5-year periods as compared to its Lipper Inc. peer group. The Board noted that the performance of sectors providing "green products and services" performed better than the overall portfolio over the first half of 2006, and that the Fund will continue to pursue above-average performance through a strategy of responsible investing primarily in small-cap growth companies. The Board concluded that the Fund's performance was reasonable in comparison to its peers and benchmark.

The Board then considered whether the Fund would benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints. The Board considered the size of the Fund and concluded that it would not be necessary to consider the implementation of fee breakpoints at this time.

The Board considered that the Advisor may benefit from soft dollar arrangements whereby they receive brokerage and research services from certain brokers and dealers that execute purchases and sales of securities on behalf of their clients, including the Funds. Based on the foregoing, the Board concluded that other benefits received by the Adviser from its relationship with the Funds were not a material factor to consider in approving the continuation of the Advisory Agreement.

                                                      WINSLOW GREEN GROWTH FUND

ADDITIONAL INFORMATION (UNAUDITED)
DECEMBER 31, 2006
--------------------------------------------------------------------------------


Prior to voting, the Board reviewed a memorandum from Fund Counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. The Board also discussed the proposed approval of the continuance of the Advisory Agreement. Based upon its review, the Board concluded that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and other such matters as the Board considered relevant in the exercise of its reasonable judgment.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund's portfolio is available, without charge and upon request, by calling (888) 314-9049 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the twelve-month period ended December 31, is available, on the Fund's website at www.wggf.com and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge and upon request on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSES EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption and exchange fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The following example is based on $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006, through December 31, 2006.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example,

WINSLOW GREEN GROWTH FUND

ADDITIONAL INFORMATION (UNAUDITED)
DECEMBER 31, 2006
--------------------------------------------------------------------------------

an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) for certain share classes, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, is these transactional costs had been included, your costs would have been higher.

                       BEGINNING        ENDING
                        ACCOUNT         ACCOUNT                     ANNUALIZED
                         VALUE           VALUE       EXPENSES PAID   EXPENSE
                      JULY 1, 2006 DECEMBER 31, 2006 DURING PERIOD*   RATIO*
                      ------------ ----------------- -------------- ----------
 INVESTOR SHARES
 Actual Return         $1,000.00       $1,038.10         $7.45         1.45%
 Hypothetical Return   $1,000.00       $1,017.90         $7.38         1.45%
 INSTITUTIONAL SHARES
 Actual Return         $1,000.00       $1,039.68         $6.17         1.20%
 Hypothetical Return   $1,000.00       $1,019.16         $6.11         1.20%

----------
*Expenses are equal to the Fund's annualized expense ratio as indicated about multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE FISCAL YEAR

CAPITAL GAIN DIVIDENDS - The Fund paid long-term capital gain dividends of $205,822 for the tax year ended December 31, 2006.

                                                      WINSLOW GREEN GROWTH FUND

ADDITIONAL INFORMATION (UNAUDITED)
DECEMBER 31, 2006
--------------------------------------------------------------------------------


TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for oversight of the management of the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following table gives information about each Board member and certain officers of the Trust. The fund complex includes the Trust and Monarch Funds, another registered investment company (collectively, "Fund Complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. The Trustees and officers listed below also serve in the same capacities noted below for Monarch Funds with the exception of Mr. Collier and Ms. Bakke who do not serve as officers of Monarch Funds. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The address for all Trustees and officers is Two Portland Square, Portland, Maine 04101, unless otherwise indicated. Each Trustee oversees thirty-two portfolios in the Fund Complex. Each Independent Trustee is also an Independent Trustee of Monarch Funds. Mr. Keffer is an Interested Trustee/Director of Monarch Funds and Wintergreen Fund, Inc., another registered open-end investment company. The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by (888) 314-9049.

                          POSITION   LENGTH
           NAME           WITH THE   OF TIME  PRINCIPAL OCCUPATION(S) DURING
      AND BIRTH DATE       TRUST     SERVED            PAST 5 YEARS
  ---------------------------------------------------------------------------
  INDEPENDENT TRUSTEES
  J. Michael Parish      Chairman   Trustee   Retired; Partner, Wolf, Block,
  Born: November 9, 1943 of the     since     Schorr and Solis-Cohen LLP (law
                         Board;     1989      firm) 2002 - 2003; Partner,
                         Trustee;   (Chairman Thelen Reid & Priest LLP (law
                         Chairman,  since     firm) 1995 - 2002.
                         Compliance 2004)
                         Committee,
                         Nominating
                         Committee,
                         Audit
                         Committee
                         and
                         Qualified
                         Legal
                         Compliance
                         Committee
  ---------------------------------------------------------------------------

WINSLOW GREEN GROWTH FUND

ADDITIONAL INFORMATION (UNAUDITED)
DECEMBER 31, 2006
--------------------------------------------------------------------------------

                         POSITION  LENGTH
         NAME            WITH THE  OF TIME    PRINCIPAL OCCUPATION(S) DURING
    AND BIRTH DATE        TRUST    SERVED              PAST 5 YEARS
--------------------------------------------------------------------------------
Costas Azariadis        Trustee;    Since  Professor of Economics,
Born: February 15, 1943 Chairman,   1989   Washington University (effective
                        Valuation          2006); Professor of Economics,
                        Committee,         University of California - Los
                        Audit              Angeles 1992 - 2006.
                        Committee
--------------------------------------------------------------------------------
James C. Cheng          Trustee;    Since  President, Technology Marketing
Born: July 26, 1942     Chairman,   1989   Associates (marketing company for
                        Audit              small and medium sized businesses
                        Committee          in New England).
--------------------------------------------------------------------------------
INTERESTED TRUSTEE
John Y. Keffer          Trustee;    Since  President, Forum Foundation (a
Born: July 15, 1942     Chairman,   1989   charitable organization) since 2005;
                        Contracts          President, Forum Trust (a non-
                        Committee          depository trust company) since
                                           1997; President, Citigroup Fund
                                           Services, LLC ("Citigroup") 2003-
                                           2005; President, Forum Financial
                                           Group, LLC ("Forum") (a fund
                                           services company acquired by
                                           Citibank, N.A. in 2003).
--------------------------------------------------------------------------------
OFFICERS
Simon D. Collier        President;  Since  Managing Partner, Foreside
Born: October 22, 1961  Principal   2005   Financial Group, since April 2005;
                        Executive          President, Foreside Services, Inc. (a
                        Officer            staffing services firm) since January
                                           2007; Chief Operating Officer and
                                           Managing Director, Global Fund
                                           Services, Citigroup 2003-2005;
                                           Managing Director, Global
                                           Securities Services for Investors,
                                           Citibank, N.A. 1999 - 2003.
--------------------------------------------------------------------------------

                                                      WINSLOW GREEN GROWTH FUND

ADDITIONAL INFORMATION (UNAUDITED)
DECEMBER 31, 2006
--------------------------------------------------------------------------------

                          POSITION   LENGTH
          NAME            WITH THE   OF TIME     PRINCIPAL OCCUPATION(S) DURING
     AND BIRTH DATE        TRUST     SERVED               PAST 5 YEARS
----------------------------------------------------------------------------------
Trudance L. C. Bakke     Treasurer; Since      Director, Foreside Compliance
Born: August 11, 1971    Principal  2005       Services, LLC since 2006; Product
                         Financial  (Principal Manager, Citigroup 2003 - 2006;
                         Officer    Financial  Senior Manager of Corporate
                                    Officer    Finance, Forum 1999 - 2003.
                                    since
                                    2006)
----------------------------------------------------------------------------------
Beth P. Hanson           Vice       Since      Relationship Manager, Citigroup
Born: July 15, 1966      President; 2003       since 2003; Relationship Manager,
                         Assistant             Forum 1999 - 2003.
                         Secretary
----------------------------------------------------------------------------------
Sara M. Morris           Vice       Since      Director and Relationship Manager,
Born: September 18, 1963 President  2004       Citigroup since 2004; Chief
                                               Financial Officer, The VIA Group,
                                               LLC (a strategic marketing
                                               company) 2000 - 2003.
----------------------------------------------------------------------------------
David M. Whitaker        Secretary  Since      Product Manager, Citigroup since
Born: September 6, 1971             2004       2004; Assistant Counsel, PFPC, Inc.
                                               (a fund services company) 1999 -
                                               2004.
----------------------------------------------------------------------------------

                                 W I N S L O W
--------------------------------------------------------------------------------
                               GREEN GROWTH FUND

                              Two Portland Square
                             Portland, Maine 04101
                                (888) 314-9049
                                 www.wggf.com

                              Investment Adviser
                        Winslow Management Company, LLC
                          99 High Street, 12th Floor
                          Boston, Massachusetts 02110
                             www.winslowgreen.com

                                Transfer Agent
                         Citigroup Fund Services, LLC
                              Two Portland Square
                             Portland, Maine 04101
                                (888) 314-9049

                                  Distributor
                          Foreside Fund Services, LLC
                       Two Portland Square, 1/ST/ Floor
                             Portland, Maine 04101
                               www.foresides.com

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

                                    [GRAPHIC]



Printed with vegetable-based inks

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, Forum Funds has adopted a code of ethics, as defined in Item 2 of Form N-CSR, which applies to its Principal Executive Officer and Principal Financial Officer. A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Adams Harkness Small Cap Growth Fund
Jordan Opportunities Fund
Polaris Global Value Fund
Winslow Green Growth Fund

a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $78,000 in 2005 and 93,000 in 2006.

(b) Audit-Related Fees - The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2005 and $0 in 2006.

(c) Tax Fees - The aggregate fees billed each of the last two fiscal years in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $14,700 in 2005 and $15,400 in 2006. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $3,250 in 2006. These services consisted of services rendered in connection with the examination of assertion concerning residency of the Polaris Global Value Fund's shareholders in connection with the Irish withholding exemption.

(e) (1) The Audit Committee reviews and approves in advance all audit and "permissible non-audit services" (as that term is defined by the rules and regulations of the Securities and Exchange Commission) to be rendered to a series of the Registrant (each a "Series"). In addition, the Audit Committee reviews and approves in advance all "permissible non-audit services" to be provided to an investment adviser of a Series or an affiliate of the investment adviser, by the Series' independent auditor if the engagement relates directly to the operations and financial reporting of the Series. The Audit Committee considers whether fees paid by a Series' investment adviser or affiliate thereof to the Series' independent auditor for audit and permissible non-audit services are consistent with the independent auditor's independence.

(e) (2) 0%

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the registrant for the Reporting Periods were $0 in 2006. There were no fees billed in each of the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser.

(h) If the Registrant's investment adviser engages the registrant's auditor for non-audit services and the engagement relates directly to the operations and financial reporting of the registrant, the Audit Committee considers such engagement in evaluating the independence of the registrant's auditor.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of report to stockholders under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The registrant does not accept nominees to the board of directors from shareholders.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant's Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Investment Company Act of 1940 as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant     Forum Funds

By   /s/ Simon D. Collier
     --------------------------------
     Simon D. Collier, President & Principal Executive Officer

Date February 28, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By   /s/ Simon D. Collier
     --------------------------------
     Simon D. Collier, President & Principal Executive Officer

Date February 28, 2007

By   /s/ Trudance L.C. Bakke
     --------------------------------
     Trudance L. C. Bakke, Treasurer & Principal Financial Officer

Date February 28, 2007